UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7614
                                                     ---------------------

                  Nuveen Georgia Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                      ANNUAL REPORT May 31, 2006

                        Nuveen Investments
                        Municipal Exchange-Traded
                        Closed-End Funds

       NUVEEN GEORGIA
       PREMIUM INCOME
       MUNICIPAL FUND
                  NPG

       NUVEEN GEORGIA
   DIVIDEND ADVANTAGE
       MUNICIPAL FUND
                  NZX

       NUVEEN GEORGIA
   DIVIDEND ADVANTAGE
     MUNICIPAL FUND 2
                  NKG

         NUVEEN NORTH
     CAROLINA PREMIUM
INCOME MUNICIPAL FUND
                  NNC

         NUVEEN NORTH
    CAROLINA DIVIDEND
  ADVANTAGE MUNICIPAL
                 FUND
                  NRB

         NUVEEN NORTH
    CAROLINA DIVIDEND
  ADVANTAGE MUNICIPAL
               FUND 2
                  NNO

         NUVEEN NORTH
    CAROLINA DIVIDEND
  ADVANTAGE MUNICIPAL
               FUND 3
                  NII


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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)


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

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the twelve month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who can help explain this important investment strategy.


"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."


Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. In addition to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 11, 2006

Nuveen Investments Municipal Exchange-Traded Closed-End Funds
(NPG, NZX, NKG, NNC, NRB, NNO, NII)

Portfolio Manager's
        COMMENTS



Portfolio manager Cathryn Steeves examines economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these seven Nuveen Funds. Cathryn, who joined Nuveen in 1996, has managed the Georgia and North Carolina Funds since 2004.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED MAY 31, 2006?

During this reporting period, we saw a general increase in interest rates across the yield curve, although rates at the long end of the curve remained more stable than short-term rates during much of the period. Between June 1, 2005 and May 31, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term target by 200 basis points from 3% to 5%. By comparison, the yield on the benchmark 10-year U.S. Treasury note ended May 2006 at 5.11%, up from 4.01% 12 months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, was 5.22% at the end of May 2006, an increase of 44 basis points from the beginning of June 2005. As interest rates increased, bond valuations generally declined, and the yield curve flattened as shorter-term rates approached the levels of longer-term rates.

Even with rising interest rates, increased energy prices, and indications of slowing momentum in the manufacturing sector, the economy remained resilient, with a healthy pattern of growth. After expanding at a rate of 3.3% in the second quarter of 2005, the U.S. gross domestic product (GDP) grew by 4.1% in the third quarter before slowing to 1.7% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2006, the GDP rebounded sharply to 5.6%, fueled by upturns in consumer and federal spending and accelerated business investment in equipment. The overall employment picture remained positive, with national unemployment at 4.6% in May 2006, down from 5.1% in May 2005. Despite an increase in inflation expectations, the year-over-year increase in the Consumer Price Index as of May 2006 was 4.2%. However, during the first five months of 2006, the pace of inflation picked up noticeably, rising at a rate of 5.2% annualized, compared with 3.4% for all of 2005.

Over the 12 months ended May 2006, municipal bond supply nationwide remained strong, as $403.6 billion in new securities came to market, up 6% from the previous 12 months. However, following record levels of issuance in calendar year 2005, we saw a sharp in supply during the first five months of 2006, when municipal issuance totaled $133.8 billion, off 19% from the same period in 2005. A major factor in 2006's decline in supply was the substantial reduction in pre-refunding volume, which dropped 56% from last year's levels as rising interest rates made advance refundings less economically attractive to issuers. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds--all participating in the market.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN GEORGIA AND NORTH CAROLINA DURING THIS PERIOD?

During this reporting period, Georgia's economy remained stable and relatively well diversified, driven by growth in the government, business services, and retail trade sectors. The Base Realignment and Closure Commission (BRAC) recommendations for reshaping the Defense Department's force structure were expected to create an additional 3,900 jobs in the state. However, Georgia's higher exposure to the textile industry continued to make it more vulnerable to job losses in that area, and the state also continued to lose jobs in the auto manufacturing sector. As of May 2006, Georgia's unemployment rate was 4.9%, down from 5.3% in May 2005. The state capital of Atlanta continued to rank among the fastest growing metro areas in the nation, and population growth statewide remained strong at 11% over the last five years. The $18.6 billion fiscal 2007 state budget represented an increase of 14% over fiscal 2006 and provided pay raises for teachers, prison guards, and other state employees. An improving state economy has helped tax revenues perform above budgeted projections, with general fund tax revenues up 10% compared with a forecast of 6%. This additional revenue was earmarked for rebuilding the state's surplus fund. As of May 2006, Georgia's general obligation debt continued to be rated Aaa/AAA by Moody's and Standard & Poor's; both rating agencies listed their outlooks for the state as stable. For the 12 months ended May 31, 2006, municipal issuance in Georgia totaled $8.8 billion, on par with the previous 12 months. During the first five months of 2006, $2.4 billion of new municipal debt was issued in Georgia, down 5% from January-May 2005. According to Moody's, Georgia ranked 12th among the 50 states in terms of tax-supported debt.

North Carolina's economy was led by growth in government employment, financial services, and technology, as the state continued to transition from declining old-line industries such as textiles and furniture manufacturing. However, manufacturing of all types continued to play an important role in the state economy, accounting for 15% of jobs in North Carolina, compared with the national average of 11%. In particular, tech nology manufacturing, one of the state's leading exports, demonstrated strong growth, although the sector remained vulnerable to overseas competition. In May 2006, North Carolina's unemployment rate stood at 4.6%, on par with the national average and down from 5.2% in May 2005. Longer term, technology, banking, and service industries are expected to continue to buoy the state's economy, and the state's many universities should continue to attract business professionals and venture capital. For fiscal 2006, state revenues were projected to come in $1.1 billion ahead of plan, and the $18.5 billion fiscal 2007 state budget included additional deposits to the state's rainy day fund as well as a number of modest tax cuts. In May 2006, Moody's reconfirmed its Aa1 rating with a positive outlook for North Carolina general obligation debt, and S&P confirmed its AAA rating with a stable outlook. During the 12 months ended May 31, 2006, $8.2 billion of municipal debt was issued in North Carolina, an 18% increase from the previous 12 months. However, municipal supply in the state dropped 35% during the first five months of 2006 compared with the same period in 2005, totaling $2.1 billion. Debt levels, while still moderate, have increased substantially in recent years, and according to Moody's, North Carolina's per capita debt was higher than the national median.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As interest rates rose and the yield curve flattened during this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included a disciplined approach to duration1 management and yield curve positioning. In selecting new additions for our portfolios, our purchase activity focused mainly on attractively priced, premium coupon bonds in the intermediate and long intermediate range of the curve, depending on the differing duration needs of each individual Fund. We believed that bonds in this part of the curve generally offered better value and reward opportunities more commensurate with their risk levels. To help us maintain the Funds' durations within our preferred strategic range, we were also selectively selling holdings with shorter durations, including short-dated pre-refunded bonds. Selling these shorter bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profile.

With yields rising during this period, we sold a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their income streams.


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. Overall, portfolio activity was relatively light, particularly during the second half of this period. This was due in part to the decline in municipal supply in these two states during the first five months of 2006, especially in North Carolina. Since both Georgia and North Carolina are high-quality states, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits. In the North Carolina Funds, we took advantage of opportunities to purchase some longer-term credits, including AAA/insured bonds issued by North Carolina Medical Care Commission for Blue Ridge Healthcare System (maturity 2033) and AA rated bonds issued by Charlotte-Mecklenburg Hospital Authority (maturity 2045). Both of these healthcare issues were added to all four North Carolina Funds as part of our duration management activities.

We also continued to emphasize maintaining the Funds' weightings of bonds rated BBB or lower and non-rated bonds. However, tighter supply meant even fewer interesting lower-rated credit opportunities than usual in these two state markets. As a result, the Funds' allocations of lower quality bonds generally remained stable over this period.

Over the past 12 months, our duration management strategies also included the use of forward interest rate swaps, a type of derivative financial instrument, in NZX, NKG, NRB, NNO and NII. As discussed in our last shareholder report, we began using these swaps in late 2004 in an effort to reduce the interest rate risk in these four Funds. These hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the durations (and resulting pricing sensitivity) of these Funds without having a negative impact on their income streams or common share dividends over the short term. The hedging strategy was effective in helping to reduce the net asset value (NAV) volatility of NZX, NNO, and NII, and we removed the hedges from NZX in July and August 2005 and from NNO and NII in February 2006. The hedge on NKG remained in place as of May 31, 2006. During this reporting period, the hedges performed as expected.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Georgia and North Carolina Funds, as well as relevant benchmark and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 5/31/06

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
GEORGIA FUNDS
--------------------------------------------------------------------------------
NPG                        1.42%            6.69%             7.16%
--------------------------------------------------------------------------------
NZX                        1.87%            NA                NA
--------------------------------------------------------------------------------
NKG                        1.68%            NA                NA
--------------------------------------------------------------------------------
NORTH CAROLINA FUNDS
--------------------------------------------------------------------------------
NNC                        0.87%            6.71%             7.21%
--------------------------------------------------------------------------------
NRB                        1.93%            7.73%             NA
--------------------------------------------------------------------------------
NNO                        0.97%            NA                NA
--------------------------------------------------------------------------------
NII                        1.41%            NA                NA
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index2                1.90%            5.27%             5.95%
--------------------------------------------------------------------------------
Lipper Other States
Municipal Debt Funds
Average3                   1.74%            7.13%             6.92%
--------------------------------------------------------------------------------

*    Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended May 31, 2006, the total return on NAV for NRB and NZX performed in line with the return on the Lehman Brothers Municipal Bond Index, while NPG, NKG, NNC, NNO, and NII underperformed this benchmark. NRB and NZX exceeded the average return for the Lipper Other States peer group, NKG performed in line with the Lipper average, and the remaining four Funds trailed this group average. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

One factor that affected the annual performance of these Funds, especially in relation to that of the un-leveraged Lehman Brothers Municipal Bond Index, was the use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders when interest rates fall or remain consistently low, this


2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 27; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

benefit is reduced when interest rates rise. With the increases in interest rates during this period, the decline in value of the bonds in the underlying portfolios of these Funds was exacerbated by the effects of leveraging. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting the Funds' income streams and total returns. However, we remain convinced that, over the long term, the use of financial leverage should work to the benefit of the Funds. This is demonstrated by the five-year and ten-year return performance--both absolute and relative--of NPG, NNC, and NRB.

Other factors influencing the Funds' returns during this period included yield curve positioning and duration management, allocations to lower-rated credits, sector weightings, and pre-refunding activity.

As the yield curve continued to flatten over the course of this period, yield curve and duration positioning played important roles in the Funds' performances. On the whole, bonds in the Lehman Brothers Municipal Bond Index with maturities between 6 and 12 years were the most adversely impacted by recent changes in the yield curve, and they underperformed longer bonds (those with maturities of at least 22 years) by approximately 200 basis points. Yield curve positioning or, more specifically, greater exposure to the longer parts of the yield curve that performed well helped the performance of these Funds during this period. However, NNO had a relatively heavier exposure to bonds in the 10-year to 15-year range of the curve, and this slight overweighting was a major detractor from its performance.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and tightened credit spreads. However, as noted earlier, the lack of lower-rated supply in these two states led to these Funds having less than optimal exposures to lower quality sectors, which hampered their performances to some degree. As of May 31, 2006, the Georgia Funds had BBB and sub-investment grade weightings of 8% in NPG and 9% in NZX and NKG, while the North Carolina Funds' allocations of BBB and non-rated bonds ranged from 3% in NNO and 5% in NII to 7% in NNC and 8% in NRB.

Housing bonds were also among some of the best performing credits in the Funds' portfolios, as rising interest rates lessened the incidence and impact of prepayments and bond calls. Both multifamily and single-family housing bonds were positive contributors across all of these Funds.

During this period, we continued to see a number of advance refundings,4 which benefit the Funds through price appreciation and enhanced credit quality. This was more of a factor in the three Georgia Funds, which saw between 6% and 8% of their portfolios pre-refunded, than in the North Carolina Funds, where only NRB had an appreciable amount of advance refundings. As the yield curve flattened, more lower coupon bonds were being pre-refunded, which meant that, in general, the positive impact from refinancings was less than in the previous reporting period.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment--especially at the short end of the yield curve--meant that the Funds' holdings of older, previously pre-refunded bonds tended to under-perform the general municipal market, due primarily to the shorter effective maturities of these bonds. This was especially true in NNC and NNO, which had the largest allocations of pre-refunded bonds going into this period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MAY 31, 2006?

We continued to believe that maintaining overall strong credit quality was an important technique. As of May 31, 2006, all seven of these Funds continued to offer excellent overall credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 78% in NNC to 82% in NPG, 83% in NRB, 85% in NZX, 87% in NNO, and 89% in NKG to 93% in NII.

As of May 31, 2006, potential call exposure for the period June 2006 through the end of 2007 ranged from zero in NKG and 3% in NZX and NNO to 8% in NPG, 9% in NNC, 11% in NII, and 12% in NRB. The number of actual bond calls in all of these Funds depends largely on future market interest rates.


4 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                        Dividend and Share Price
                               INFORMATION



As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds generally offering lower yields, especially in the older Funds. These factors resulted in one monthly dividend reduction in NZX, NKG, and NII and two in NPG, NNC, NRB, and NNO over the 12-month period ended May 31, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:


         LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                     (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NPG                      $0.0661                            $0.0008
--------------------------------------------------------------------------------
NNC                      $0.1594                            $0.0034
--------------------------------------------------------------------------------
NNO                      $0.0948                            $0.0291
--------------------------------------------------------------------------------

These distributions, which represented an important part of the total returns of these three Funds for this period, were generated by bond calls and sales of appreciated securities. This had a slight negative impact on the earning power per common share of these Funds and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2006, all of the Funds in this report except NKG, NNO and NII had positive UNII balances for both financial statement and tax purposes. NKG, NNO and NII had negative UNII balances for financial statement purposes and positive UNIIbalances for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                         5/31/06               12-MONTH AVERAGE
                PREMIUM/DISCOUNT               PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NPG                       +4.19%                         +5.31%
--------------------------------------------------------------------------------
NZX                       +5.37%                         +7.75%
--------------------------------------------------------------------------------
NKG                       -6.95%                         -5.14%
--------------------------------------------------------------------------------
NNC                       +5.23%                         +7.24%
--------------------------------------------------------------------------------
NRB                      +19.03%                        +12.55%
--------------------------------------------------------------------------------
NNO                       +3.59%                         +4.74%
--------------------------------------------------------------------------------
NII                       +1.12%                         +0.04%
--------------------------------------------------------------------------------

Nuveen Georgia Premium Income Municipal Fund
NPG

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              75%
AA                                7%
A                                10%
BBB                               7%
BB or Lower                       1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.069
Jul                            0.069
Aug                            0.069
Sep                            0.066
Oct                            0.066
Nov                            0.066
Dec                           0.0625
Jan                           0.0625
Feb                           0.0625
Mar                           0.0625
Apr                           0.0625
May                           0.0625


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       16.94
                              16.99
                              17.28
                              17.14
                              16.91
                              16.93
                              16.95
                              16.95
                              16.74
                              16.78
                              16.75
                              16.74
                              16.9
                              16.9
                              16.85
                              16.85
                              16.85
                              16.95
                              16.77
                              16.8
                              16.69
                              16.75
                              16.81
                              16.84
                              16.8
                              16.45
                              16.54
                              16.54
                              16.54
                              16.93
                              16.88
                              16.63
                              16.62
                              16.86
                              16.86
                              16.86
                              16.86
                              16.79
                              16.75
                              16.75
                              16.42
                              16.47
                              16.47
                              16.47
                              16.6
                              16.56
                              16.5
                              16.8
                              16.32
                              16.3
                              16.23
                              16.26
                              16.25
                              15.94
                              16.05
                              16.09
                              15.96
                              16
                              15.95
                              15.74
                              15.77
                              15.76
                              15.65
                              15.74
                              15.78
                              15.66
                              15.95
                              16.01
                              16.3
                              15.95
                              15.95
                              16.03
                              16.22
                              16.22
                              16.31
                              16.12
                              15.88
                              15.7
                              15.6
                              15.59
                              15.44
                              15.33
                              15.14
                              15.36
                              15.36
                              15.43
                              15.5
                              15.5
                              15.58
                              15.8
                              15.59
                              15.8
                              15.56
                              15.77
                              15.7
                              15.63
                              15.63
                              16.05
                              16.01
                              16.01
                              15.9
                              15.88
                              15.88
                              15.79
                              15.8
                              15.8
                              15.85
                              16.05
                              16.1
                              16.1
                              16.1
                              15.8
                              15.33
                              15.37
                              15.46
                              15.45
                              15.3
                              15.23
                              15.23
                              15.1
                              14.8
                              14.63
                              14.5
                              14.55
                              14.45
                              14.45
                              14.8
                              14.8
                              14.84
                              14.99
                              15.06
                              14.9
                              14.6
                              14.53
                              14.68
                              14.61
                              14.65
                              14.4
                              14.3
                              14.2
                              14.04
                              13.96
                              13.88
                              14.1
                              14.03
                              14.06
                              14.06
                              14.15
                              14.12
                              14.12
                              14.12
                              14.15
                              14.14
                              14.14
                              14.49
                              14.64
                              14.86
                              14.72
                              14.94
                              14.98
                              14.85
                              14.79
                              14.95
                              14.82
                              15.01
                              14.96
                              14.75
                              14.67
                              14.67
                              14.52
                              14.85
                              14.77
                              14.9
                              15
                              15
                              15
                              15.24
                              15.24
                              15.07
                              15.2
                              15.15
                              14.96
                              15.2
                              15.2
                              15
                              15
                              15.07
                              15.3
                              15.3
                              15.39
                              15.4
                              15.32
                              15.62
                              15.3
                              15.3
                              15.4
                              15.35
                              15.35
                              15.33
                              15.45
                              15.48
                              15.48
                              15.4
                              15.8
                              15.6
                              15.35
                              15.25
                              15.21
                              15.4
                              15.8
                              15.75
                              15.75
                              16.08
                              16.25
                              16.55
                              16.55
                              16.7
                              16.45
                              16.17
                              15.85
                              15.71
                              15.45
                              15.25
                              15.16
                              15.2
                              15.1
                              15.08
                              15.18
                              15.18
                              14.96
                              15.25
                              15.4
                              15.4
                              15.45
                              15.58
                              15.55
                              15.45
                              15.65
                              15.81
                              16.1
                              16.07
                              15.4
                              15.4
                              15.42
                              15.4
                              15.41
                              15.29
                              15.45
                              15.33
                              15.15
                              15.09
                              15.09
                              14.97
                              15.14
5/31/06                       15.16


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.16
------------------------------------
Common Share
Net Asset Value               $14.55
------------------------------------
Premium/(Discount) to NAV      4.19%
------------------------------------
Market Yield                   4.95%
------------------------------------
Taxable-Equivalent Yield1      7.33%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $55,318
------------------------------------
Average Effective Maturity
on Securities (Years)          17.19
------------------------------------
Leverage-Adjusted Duration      8.40
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.12%         1.42%
------------------------------------
5-Year          5.39%         6.69%
------------------------------------
10-Year         7.93%         7.16%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    21.5%
------------------------------------
Tax Obligation/Limited         19.1%
------------------------------------
Education and Civic
   Organizations               12.8%
------------------------------------
Water and Sewer                 9.7%
------------------------------------
U.S. Guaranteed                 8.7%
------------------------------------
Tax Obligation/General          6.2%
------------------------------------
Utilities                       6.0%
------------------------------------
Housing/Single Family           4.6%
------------------------------------
Other                          11.4%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0669 per share.

Nuveen Georgia Dividend Advantage Municipal Fund
NZX

Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              77%
AA                                8%
A                                 6%
BBB                               7%
BB or Lower                       2%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                            0.073
Jul                            0.073
Aug                            0.073
Sep                            0.073
Oct                            0.073
Nov                            0.073
Dec                            0.073
Jan                            0.073
Feb                            0.073
Mar                           0.0695
Apr                           0.0695
May                           0.0695


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       16.21
                              16.3
                              16.3
                              16.5
                              16.5
                              16.41
                              16.65
                              16.5
                              16.37
                              16.19
                              16.17
                              16.16
                              16.15
                              16
                              15.99
                              16.06
                              16.06
                              16
                              16.01
                              16.05
                              16.17
                              16.9
                              16.9
                              16.45
                              16.35
                              16.4
                              16.34
                              16.34
                              16.34
                              16.37
                              16.37
                              16.31
                              16.35
                              16.32
                              16.35
                              16.7
                              16.7
                              16.95
                              16.8
                              17.25
                              17.22
                              17.1
                              17.1
                              16.92
                              17.02
                              17.11
                              16.94
                              16.6
                              16.55
                              16.5
                              16.67
                              16.95
                              16.57
                              16.4
                              16
                              16.07
                              16
                              16.29
                              16.39
                              16.32
                              16.32
                              16.52
                              16.52
                              16.45
                              16.45
                              16.55
                              16.42
                              16.75
                              16.74
                              16.6
                              16.9
                              16.9
                              16.9
                              16.9
                              16.92
                              16.34
                              16.34
                              16.34
                              16.71
                              16.71
                              16.66
                              16.42
                              16.19
                              16.19
                              16.42
                              16.41
                              16.8
                              16.72
                              16.66
                              16.73
                              16.73
                              16.6
                              16.64
                              16.7
                              16.52
                              16.44
                              16.58
                              16.49
                              16.5
                              16.6
                              16.6
                              16.6
                              16.6
                              16.6
                              16.66
                              16.7
                              16.6
                              16.46
                              16.46
                              16.46
                              16.5
                              16.41
                              16.14
                              16.29
                              16.35
                              16.09
                              16
                              15.99
                              16.15
                              16.2
                              16.3
                              16.3
                              16.19
                              16.14
                              16.14
                              16.14
                              16.24
                              16.24
                              16.3
                              16.39
                              16.28
                              16.42
                              16.52
                              16.65
                              16.9
                              16.45
                              16.08
                              16.05
                              15.92
                              15.8
                              15.66
                              15.69
                              15.28
                              15.32
                              15.32
                              15.4
                              15.23
                              15.59
                              15.65
                              15.65
                              15.65
                              15.9
                              15.85
                              15.76
                              15.61
                              15.7
                              15.7
                              15.56
                              15.91
                              15.91
                              16.25
                              16.74
                              16.01
                              15.96
                              15.78
                              15.72
                              15.6
                              15.4
                              15.54
                              16
                              16.45
                              15.84
                              16.08
                              16.09
                              16.09
                              16.7
                              16.71
                              17.21
                              17
                              17
                              16.42
                              15.9
                              15.95
                              15.78
                              16.06
                              15.95
                              15.75
                              15.81
                              15.6
                              15.66
                              15.66
                              15.66
                              15
                              15.1
                              15.55
                              15.5
                              15.6
                              15.42
                              15.35
                              15.12
                              15.09
                              15.09
                              15.06
                              15.8
                              15.81
                              15.5
                              15.39
                              15.94
                              15.82
                              15.2
                              15.4
                              15.38
                              15.47
                              15.28
                              15.56
                              15.51
                              15.95
                              15.22
                              15.9
                              15.4
                              15.04
                              14.82
                              14.58
                              14.64
                              14.64
                              14.64
                              14.85
                              14.93
                              15
                              15.34
                              15.4
                              15.7
                              15.7
                              16.05
                              16
                              15.75
                              15.75
                              15.75
                              16.05
                              16.05
                              16.2
                              16.06
                              15.85
                              16
                              16.15
                              16.15
                              16
                              16
                              15.85
                              15.9
                              15.9
                              15.85
                              15.9
                              15.9
5/31/06                       15.5


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.50
------------------------------------
Common Share
Net Asset Value               $14.71
------------------------------------
Premium/(Discount) to NAV      5.37%
------------------------------------
Market Yield                   5.38%
------------------------------------
Taxable-Equivalent Yield1      7.97%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $28,912
------------------------------------
Average Effective Maturity
on Securities (Years)          14.60
------------------------------------
Leverage-Adjusted Duration      8.23
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.91%         1.87%
------------------------------------
Since
Inception       6.54%         6.57%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    19.1%
------------------------------------
Education and Civic
   Organizations               15.9%
------------------------------------
Water and Sewer                12.5%
------------------------------------
U.S. Guaranteed                12.1%
------------------------------------
Tax Obligation/General          7.5%
------------------------------------
Utilities                       7.2%
------------------------------------
Housing/Single Family           6.3%
------------------------------------
Housing/Multifamily             5.7%
------------------------------------
Other                          13.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Georgia Dividend Advantage Municipal Fund 2
NKG

Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              81%
AA                                8%
A                                 2%
BBB                               7%
BB or Lower                       2%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                            0.059
Jul                            0.059
Aug                            0.059
Sep                            0.059
Oct                            0.059
Nov                            0.059
Dec                            0.059
Jan                            0.059
Feb                            0.059
Mar                            0.056
Apr                            0.056
May                            0.056


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       14.19
                              14.05
                              14.24
                              14.22
                              14.25
                              14.25
                              13.92
                              14.05
                              14.09
                              13.83
                              13.89
                              13.94
                              13.91
                              13.81
                              13.8
                              13.99
                              13.95
                              13.99
                              14.03
                              14.03
                              14.01
                              14.08
                              14.08
                              14.25
                              14.25
                              14.21
                              14.1
                              14.1
                              13.99
                              14.1
                              14.11
                              14.09
                              13.9
                              13.94
                              13.9
                              14
                              13.95
                              13.99
                              13.92
                              13.97
                              14.09
                              14.02
                              14.02
                              14.09
                              13.96
                              14.09
                              14
                              14
                              13.93
                              13.8
                              13.84
                              13.82
                              13.79
                              13.8
                              13.99
                              14.05
                              13.92
                              13.92
                              13.81
                              13.93
                              13.96
                              13.85
                              13.85
                              13.96
                              13.99
                              13.95
                              14.02
                              14.02
                              14.05
                              14.05
                              14.08
                              14.09
                              13.91
                              14.02
                              14
                              13.84
                              13.78
                              13.84
                              13.97
                              13.9
                              13.9
                              13.9
                              13.59
                              13.79
                              14.04
                              13.95
                              13.9
                              13.81
                              13.81
                              13.71
                              13.82
                              13.86
                              13.85
                              13.88
                              13.89
                              13.72
                              13.61
                              13.54
                              13.54
                              13.54
                              13.54
                              13.6
                              13.6
                              13.39
                              13.35
                              13.45
                              13.4
                              13.33
                              13.5
                              13.43
                              13.47
                              13.33
                              13.25
                              13.23
                              13.26
                              13.25
                              13.36
                              13.35
                              13.34
                              13.34
                              13.29
                              13.28
                              13.35
                              13.19
                              13.29
                              13.29
                              13.4
                              13.2
                              13.3
                              13.29
                              13.32
                              13.24
                              13.28
                              13.34
                              13.44
                              13.26
                              13.5
                              13.34
                              13.46
                              13.48
                              13.22
                              13.28
                              13.33
                              13.36
                              13.3
                              13.3
                              13.38
                              13.39
                              13.36
                              13.58
                              13.58
                              13.4
                              13.44
                              13.57
                              13.75
                              13.64
                              13.78
                              13.65
                              13.95
                              13.74
                              13.77
                              13.69
                              13.71
                              13.66
                              13.75
                              13.78
                              13.71
                              13.44
                              13.55
                              13.56
                              13.68
                              13.75
                              13.84
                              13.77
                              13.7
                              13.9
                              13.89
                              13.89
                              13.97
                              13.49
                              13.68
                              13.57
                              13.87
                              13.8
                              13.85
                              13.9
                              13.68
                              13.65
                              13.7
                              13.83
                              13.87
                              13.77
                              13.65
                              13.73
                              13.58
                              13.79
                              13.84
                              13.76
                              13.81
                              13.71
                              13.7
                              13.96
                              13.66
                              13.62
                              13.55
                              13.63
                              13.8
                              13.8
                              13.74
                              13.6
                              13.59
                              13.65
                              13.97
                              13.73
                              13.6
                              13.75
                              13.47
                              13.64
                              13.68
                              13.52
                              13.5
                              13.6
                              13.43
                              13.41
                              13.36
                              13.35
                              13.35
                              13.28
                              13.35
                              13.39
                              13.47
                              13.36
                              13.36
                              13.35
                              13.51
                              13.33
                              13.34
                              13.28
                              13.33
                              13.51
                              13.51
                              13.33
                              13.25
                              13.3
                              13.18
                              13.38
                              13.51
                              13.4
                              13.4
                              13.25
                              13.15
                              13.11
                              13.3
                              13.3
5/31/06                       13.26


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.26
------------------------------------
Common Share
Net Asset Value               $14.25
------------------------------------
Premium/(Discount) to NAV     -6.95%
------------------------------------
Market Yield                   5.07%
------------------------------------
Taxable-Equivalent Yield1      7.51%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $64,901
------------------------------------
Average Effective Maturity
on Securities (Years)          17.64
------------------------------------
Leverage-Adjusted Duration      8.15
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.61%         1.68%
------------------------------------
Since
Inception       2.05%         5.22%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         17.3%
------------------------------------
Water and Sewer                16.8%
------------------------------------
Health Care                    16.5%
------------------------------------
Education and Civic
   Organizations               10.9%
------------------------------------
Tax Obligation/General          8.4%
------------------------------------
U.S. Guaranteed                 8.1%
------------------------------------
Utilities                       5.5%
------------------------------------
Transportation                  4.0%
------------------------------------
Other                          12.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen North Carolina Premium Income Municipal Fund
NNC

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              45%
AA                               33%
A                                15%
BBB                               6%
N/R                               1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.068
Jul                            0.068
Aug                            0.068
Sep                            0.068
Oct                            0.068
Nov                            0.068
Dec                           0.0645
Jan                           0.0645
Feb                           0.0645
Mar                            0.061
Apr                            0.061
May                            0.061


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       17.24
                              17.28
                              17.2
                              17.33
                              17.48
                              17.1
                              17.09
                              17.15
                              17.07
                              17.35
                              17.25
                              17.22
                              17.11
                              17
                              16.79
                              16.88
                              16.7
                              16.65
                              16.9
                              16.74
                              16.82
                              16.67
                              16.62
                              16.65
                              16.55
                              16.52
                              16.51
                              16.7
                              16.69
                              16.69
                              16.85
                              16.88
                              16.91
                              16.56
                              16.52
                              16.52
                              16.52
                              16.8
                              16.77
                              16.65
                              16.69
                              16.51
                              16.51
                              16.71
                              16.6
                              16.44
                              16.54
                              16.54
                              16.42
                              16.5
                              16.55
                              16.47
                              16.48
                              16.46
                              16.47
                              16.55
                              16.45
                              16.75
                              16.51
                              16.55
                              16.54
                              16.83
                              16.94
                              16.98
                              17.2
                              16.91
                              16.88
                              16.99
                              16.75
                              16.8
                              16.9
                              17
                              16.7
                              16.69
                              16.65
                              16.61
                              16.65
                              16.71
                              16.52
                              16.55
                              16.45
                              16.45
                              16
                              15.83
                              15.96
                              16.1
                              16.01
                              16.09
                              16.24
                              16.16
                              16.18
                              16.2
                              16.2
                              16.11
                              16
                              15.7
                              15.7
                              15.5
                              15.44
                              15.48
                              15.48
                              15.55
                              15.67
                              15.66
                              15.5
                              15.55
                              15.69
                              15.53
                              15.47
                              15.22
                              15.2
                              15.2
                              15.2
                              15.23
                              15.26
                              15.2
                              15.1
                              15.1
                              15.14
                              15
                              15.06
                              14.96
                              14.67
                              14.56
                              14.18
                              14.2
                              14.75
                              14.58
                              14.5
                              14.72
                              15.03
                              14.91
                              14.86
                              14.87
                              14.8
                              14.82
                              14.53
                              14.45
                              14.51
                              14.64
                              14.67
                              14.75
                              15.08
                              14.98
                              15.15
                              15.19
                              15.31
                              15.4
                              15.37
                              15.6
                              15.6
                              15.45
                              15.71
                              15.7
                              15.55
                              15.56
                              15.28
                              15.05
                              15.12
                              15.16
                              15.56
                              15.5
                              15.6
                              15.7
                              15.72
                              15.95
                              16
                              16.35
                              16.27
                              16.11
                              16.14
                              16.02
                              15.9
                              15.79
                              15.84
                              15.8
                              15.86
                              15.75
                              16.1
                              16.14
                              15.75
                              15.94
                              15.7
                              15.68
                              15.69
                              15.72
                              15.74
                              15.97
                              15.96
                              16.1
                              16.03
                              15.56
                              15.7
                              15.55
                              15.51
                              15.51
                              15.4
                              15.45
                              15.4
                              15.25
                              15.29
                              15.47
                              15.43
                              15.5
                              15.47
                              15.45
                              15.39
                              15.32
                              15.53
                              15.53
                              15.51
                              15.25
                              15.19
                              15.2
                              15.1
                              15.4
                              15.53
                              15.03
                              15.02
                              14.81
                              15.15
                              15.05
                              15
                              15.3
                              15.3
                              15.48
                              15.05
                              14.9
                              14.86
                              14.84
                              14.64
                              14.78
                              14.78
                              14.82
                              14.99
                              14.8
                              14.9
                              14.86
                              14.6
                              14.85
                              14.75
                              14.6
                              14.68
                              14.85
                              14.74
                              14.55
                              14.77
                              15.01
                              15.05
                              14.81
                              14.91
                              14.85
                              14.89
                              15
5/31/06                       15.09


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.09
------------------------------------
Common Share
Net Asset Value               $14.34
------------------------------------
Premium/(Discount) to NAV      5.23%
------------------------------------
Market Yield                   4.85%
------------------------------------
Taxable-Equivalent Yield1      7.35%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $91,033
------------------------------------
Average Effective Maturity
on Securities (Years)          15.85
------------------------------------
Leverage-Adjusted Duration      7.98
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -6.84%         0.87%
------------------------------------
5-Year          6.02%         6.71%
------------------------------------
10-Year         7.46%         7.21%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               19.7%
------------------------------------
Tax Obligation/Limited         19.1%
------------------------------------
Health Care                    16.7%
------------------------------------
Utilities                       8.8%
------------------------------------
U.S. Guaranteed                 7.1%
------------------------------------
Tax Obligation/General          6.0%
------------------------------------
Housing/Single Family           5.6%
------------------------------------
Transportation                  4.7%
------------------------------------
Other                          12.3%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1628 per share.

Nuveen North Carolina Dividend Advantage Municipal Fund
NRB

Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              48%
AA                               35%
A                                 9%
BBB                               6%
N/R                               2%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0765
Jul                           0.0765
Aug                           0.0765
Sep                           0.0735
Oct                           0.0735
Nov                           0.0735
Dec                           0.0735
Jan                           0.0735
Feb                           0.0735
Mar                             0.07
Apr                             0.07
May                             0.07


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       17.25
                              17.27
                              17.15
                              17.04
                              17.04
                              17.05
                              17.19
                              17.2
                              17.25
                              17.4
                              17.17
                              17.05
                              17.05
                              17.1
                              17.3
                              17.24
                              17.45
                              17.33
                              17.3
                              17.32
                              17.3
                              17.21
                              17.46
                              17.85
                              17.41
                              17.8
                              17.61
                              17.4
                              17.46
                              17.59
                              17.4
                              17.56
                              17.41
                              17.35
                              17.39
                              17.8
                              17.75
                              17.28
                              17.35
                              17.37
                              17.37
                              17.46
                              17.46
                              17.38
                              17.6
                              17.6
                              17.61
                              17.68
                              17.75
                              17.75
                              17.7
                              17.49
                              17.49
                              17.49
                              17.37
                              17.57
                              17.59
                              17.63
                              17.5
                              17.7
                              17.89
                              17.75
                              17.86
                              18.34
                              18.34
                              17.9
                              17.83
                              17.83
                              17.83
                              17.78
                              17.46
                              17.5
                              17.5
                              17.72
                              17.96
                              17.94
                              17.83
                              17.63
                              17.38
                              17.38
                              17.08
                              17.08
                              16.85
                              16.54
                              16.52
                              16.35
                              16.36
                              16.25
                              16.5
                              16.54
                              16.6
                              16.6
                              16.44
                              16.4
                              16.26
                              15.74
                              15.65
                              15.84
                              16.09
                              16.2
                              16.2
                              16.3
                              16.06
                              16.33
                              16.2
                              16.05
                              15.92
                              16.07
                              15.9
                              16.05
                              16.35
                              16.15
                              16.06
                              16.25
                              16.3
                              16.38
                              16.38
                              16.1
                              16.25
                              16.2
                              16.32
                              16.4
                              16.4
                              16.5
                              16.45
                              16.45
                              16.6
                              16.96
                              16.9
                              16.66
                              16.5
                              16.1
                              15.81
                              15.98
                              16.3
                              16.02
                              16
                              16.2
                              16.29
                              16.24
                              16.24
                              16.52
                              16.43
                              16.05
                              16.04
                              16.28
                              16.11
                              16.44
                              16.56
                              17.04
                              17.04
                              17.14
                              17.02
                              17.47
                              17.47
                              17.75
                              17.75
                              17.75
                              17.75
                              17.45
                              17.2
                              16.85
                              17
                              16.98
                              16.98
                              16.99
                              16.86
                              16.98
                              17
                              16.71
                              16.82
                              16.82
                              16.8
                              16.71
                              16.71
                              16.6
                              16.31
                              16.45
                              16.48
                              16.48
                              16.51
                              16.6
                              16.6
                              16.65
                              16.65
                              16.65
                              16.71
                              17.1
                              17.05
                              17.4
                              17.42
                              17.45
                              17.55
                              17.6
                              17.55
                              17.53
                              17.53
                              17.32
                              17.75
                              17.5
                              17.21
                              17.21
                              17.21
                              17.21
                              17.9
                              17.65
                              17.9
                              17.67
                              17.92
                              17.6
                              17.55
                              17.4
                              17.25
                              17.55
                              17.48
                              17.6
                              17.6
                              17.32
                              17.85
                              17.85
                              17.7
                              17.02
                              17.3
                              16.85
                              16.85
                              17.3
                              17.27
                              17.27
                              17.27
                              17.07
                              16.96
                              16.73
                              16.73
                              16.96
                              16.9
                              16.9
                              16.9
                              16.73
                              17.25
                              17.25
                              17.25
                              17.18
                              17.18
                              16.98
                              16.99
                              17
                              16.99
                              17.2
                              16.97
                              17.14
                              17.14
                              17.3
                              17.45
                              17.27
5/31/06                       17.7


FUND SNAPSHOT
------------------------------------
Common Share Price            $17.70
------------------------------------
Common Share
Net Asset Value               $14.87
------------------------------------
Premium/(Discount) to NAV     19.03%
------------------------------------
Market Yield                   4.75%
------------------------------------
Taxable-Equivalent Yield1      7.20%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $33,537
------------------------------------
Average Effective Maturity
on Securities (Years)          15.27
------------------------------------
Leverage-Adjusted Duration      6.93
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.03%         1.93%
------------------------------------
5-Year          9.22%         7.73%
------------------------------------
Since
Inception       9.09%         6.89%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               18.6%
------------------------------------
Tax Obligation/Limited         16.3%
------------------------------------
Utilities                      15.1%
------------------------------------
Health Care                    14.0%
------------------------------------
Water and Sewer                13.5%
------------------------------------
Housing/Multifamily             4.6%
------------------------------------
Tax Obligation/General          4.2%
------------------------------------
Transportation                  4.2%
------------------------------------
Other                           9.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen North Carolina Dividend Advantage Municipal Fund 2
NNO

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              60%
AA                               27%
A                                10%
BBB                               2%
N/R                               1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.072
Jul                            0.072
Aug                            0.072
Sep                           0.0685
Oct                           0.0685
Nov                           0.0685
Dec                           0.0685
Jan                           0.0685
Feb                           0.0685
Mar                            0.065
Apr                            0.065
May                            0.065


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       16.1
                              16.2
                              16.2
                              16.28
                              16.31
                              16.25
                              16.25
                              16.25
                              16.28
                              16.29
                              16.34
                              16.3
                              16.3
                              16.25
                              16.4
                              16.4
                              16.6
                              16.6
                              16.6
                              16.2
                              16.38
                              16.25
                              16.13
                              16.37
                              16.49
                              16.4
                              16.33
                              16.52
                              16.6
                              16.65
                              16.6
                              16.43
                              16.29
                              16.3
                              16.16
                              16.24
                              16.3
                              16.33
                              16.45
                              16.78
                              16.93
                              17.15
                              17.15
                              17.16
                              17.03
                              16.95
                              17.01
                              16.9
                              16.88
                              16.88
                              16.74
                              16.67
                              16.41
                              16.3
                              16.45
                              16.5
                              16.44
                              16.4
                              16.6
                              16.48
                              16.42
                              16.34
                              16.4
                              16.5
                              16.65
                              16.5
                              16.52
                              16.63
                              16.66
                              16.73
                              16.55
                              16.55
                              16.7
                              16.73
                              16.74
                              16.71
                              16.69
                              16.69
                              16.6
                              16.43
                              16.25
                              16
                              15.67
                              15.35
                              15.4
                              15.41
                              15.48
                              15.49
                              15.5
                              15.61
                              15.59
                              15.52
                              15.59
                              15.6
                              15.52
                              15.44
                              15.48
                              15.37
                              15.34
                              15.75
                              15.66
                              15.59
                              15.6
                              15.65
                              15.6
                              15.61
                              15.61
                              15.5
                              15.39
                              15.5
                              15.45
                              15.35
                              15.41
                              15.41
                              15.41
                              15.55
                              15.75
                              15.5
                              15.76
                              15.75
                              15.74
                              15.76
                              15.59
                              15.59
                              15.55
                              15.43
                              15.45
                              15.45
                              15.5
                              15.34
                              15.26
                              15
                              14.77
                              14.84
                              15
                              15.04
                              15
                              14.9
                              14.96
                              14.92
                              15.15
                              15.18
                              15.02
                              14.96
                              15
                              15
                              15.08
                              15.07
                              15.45
                              15.6
                              15.6
                              15.39
                              15.6
                              15.7
                              15.69
                              15.8
                              15.8
                              15.84
                              15.7
                              15.8
                              15.86
                              15.8
                              15.8
                              15.96
                              15.94
                              16
                              15.98
                              16.1
                              16.1
                              16.1
                              16.13
                              16.18
                              16.13
                              15.85
                              16
                              15.55
                              15.45
                              15.5
                              15.75
                              15.7
                              15.75
                              15.75
                              15.94
                              15.97
                              15.9
                              15.56
                              15.7
                              15.7
                              15.7
                              16.1
                              15.85
                              15.95
                              15.4
                              15.4
                              15.65
                              15.55
                              15.65
                              15.62
                              15.68
                              15.75
                              15.95
                              16.19
                              16.19
                              16.25
                              16.05
                              16.1
                              16.09
                              16.09
                              16
                              15.9
                              15.8
                              15.54
                              15.55
                              15.8
                              15.45
                              15.55
                              15.55
                              15.85
                              15.81
                              15.6
                              15.6
                              15.5
                              15.54
                              15.35
                              15.35
                              15.2
                              15.1
                              15
                              15.07
                              15.05
                              15
                              15.07
                              15.07
                              15
                              15.01
                              15.19
                              15.2
                              15.34
                              15.4
                              15.51
                              15.45
                              15.44
                              15.29
                              15.43
                              15.34
                              15.15
                              15.05
                              15.12
                              15.24
                              15.14
                              15.4
                              15.36
                              15.25
                              15.3
5/31/06                       15.28


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.28
------------------------------------
Common Share
Net Asset Value               $14.75
------------------------------------
Premium/(Discount) to NAV      3.59%
------------------------------------
Market Yield                   5.10%
------------------------------------
Taxable-Equivalent Yield1      7.73%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $55,251
------------------------------------
Average Effective Maturity
on Securities (Years)          14.84
------------------------------------
Leverage-Adjusted Duration      7.91
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.18%         0.97%
------------------------------------
Since
Inception       6.34%         6.74%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         21.7%
------------------------------------
Education and Civic
   Organizations               17.9%
------------------------------------
Health Care                    16.2%
------------------------------------
Transportation                 11.4%
------------------------------------
Water and Sewer                 9.3%
------------------------------------
Utilities                       9.3%
------------------------------------
U.S. Guaranteed                 6.1%
------------------------------------
Other                           8.1%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1239 per share.

Nuveen North Carolina Dividend Advantage Municipal Fund 3
NII

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              69%
AA                               24%
A                                 2%
BBB                               5%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                            0.061
Jul                            0.061
Aug                            0.061
Sep                            0.061
Oct                            0.061
Nov                            0.061
Dec                            0.061
Jan                            0.061
Feb                            0.061
Mar                            0.058
Apr                            0.058
May                            0.058


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       15.32
                              15.3
                              15.3
                              15.44
                              15.35
                              15.09
                              15.09
                              15.03
                              15.03
                              14.8
                              14.76
                              14.61
                              14.78
                              14.98
                              14.86
                              14.77
                              14.8
                              14.96
                              14.93
                              14.96
                              14.96
                              14.97
                              15.1
                              15.09
                              14.96
                              14.9
                              14.8
                              15.2
                              15.15
                              14.97
                              14.92
                              14.92
                              14.92
                              14.81
                              14.77
                              14.8
                              14.66
                              14.75
                              14.89
                              15
                              15.1
                              14.9
                              14.9
                              14.95
                              15.14
                              14.97
                              15.2
                              14.73
                              14.68
                              14.69
                              14.9
                              14.9
                              14.81
                              14.83
                              14.76
                              14.53
                              14.65
                              14.56
                              14.63
                              14.76
                              14.83
                              14.72
                              14.98
                              15.35
                              15.25
                              14.89
                              15.15
                              15.15
                              15.13
                              15.15
                              14.91
                              14.93
                              14.93
                              15.3
                              15.06
                              14.92
                              14.54
                              14.68
                              14.64
                              14.92
                              14.77
                              14.77
                              14.78
                              14.62
                              14.75
                              14.77
                              14.88
                              14.92
                              14.95
                              15.19
                              15.16
                              15.01
                              15.06
                              14.89
                              14.89
                              14.43
                              14.57
                              14.3
                              14.12
                              14.13
                              14.53
                              14.53
                              14.58
                              14.85
                              14.78
                              14.8
                              14.81
                              14.61
                              14.56
                              14.75
                              14.72
                              14.73
                              14.62
                              14.69
                              14.7
                              14.54
                              14.5
                              14.5
                              14.35
                              14.29
                              14.35
                              14.2
                              14.02
                              13.98
                              14
                              14
                              13.94
                              14
                              13.95
                              13.78
                              13.74
                              13.64
                              13.63
                              13.68
                              13.75
                              13.75
                              13.62
                              13.47
                              13.61
                              13.49
                              13.65
                              13.64
                              13.67
                              13.7
                              13.7
                              13.75
                              13.73
                              13.75
                              13.73
                              13.75
                              13.75
                              13.75
                              14.07
                              14.01
                              14.12
                              14.24
                              14.17
                              14.2
                              14.3
                              14.4
                              14.33
                              14.51
                              14.55
                              14.54
                              14.44
                              14.43
                              14.36
                              14.33
                              14.48
                              14.35
                              14.16
                              14.3
                              14.25
                              14.25
                              14.05
                              14.17
                              14.24
                              14.49
                              14.51
                              14.52
                              14.54
                              14.5
                              14.48
                              14.53
                              14.21
                              14.38
                              14.39
                              14.56
                              14.6
                              14.82
                              14.66
                              14.5
                              14.32
                              14.32
                              14.5
                              14.38
                              14.38
                              14.33
                              14.3
                              14.4
                              14.25
                              14.44
                              14.3
                              14.5
                              14.51
                              14.5
                              14.5
                              14.3
                              14.49
                              14.41
                              14.55
                              14.31
                              14.59
                              14.65
                              14.4
                              14.7
                              14.68
                              14.56
                              14.65
                              14.65
                              14.3
                              14.1
                              14.14
                              14.09
                              14.05
                              14.08
                              13.97
                              14.11
                              13.97
                              13.95
                              13.75
                              13.9
                              13.9
                              14.15
                              14.23
                              14.48
                              14.2
                              14.75
                              14.65
                              14.75
                              14.7
                              14.43
                              14.22
                              14.25
                              14.17
                              14.2
                              14.2
                              14.26
                              14.26
                              14.49
                              14.43
                              14.24
                              14.28
                              14.32
5/31/06                       14.42


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.42
------------------------------------
Common Share
Net Asset Value               $14.26
------------------------------------
Premium/(Discount) to NAV      1.12%
------------------------------------
Market Yield                   4.83%
------------------------------------
Taxable-Equivalent Yield1      7.32%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $56,049
------------------------------------
Average Effective Maturity
on Securities (Years)          15.99
------------------------------------
Leverage-Adjusted Duration      7.38
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.59%         1.41%
------------------------------------
Since
Inception       4.16%         5.26%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         19.8%
------------------------------------
Water and Sewer                16.8%
------------------------------------
Tax Obligation/General         12.4%
------------------------------------
Education and Civic
   Organizations               10.7%
------------------------------------
Utilities                      10.6%
------------------------------------
Health Care                     8.6%
------------------------------------
U.S. Guaranteed                 7.3%
------------------------------------
Transportation                  6.1%
------------------------------------
Other                           7.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (the Funds) as of May 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 at May 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


CHICAGO, ILLINOIS
JULY 14, 2006

                        Nuveen Georgia Premium Income Municipal Fund (NPG)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.6% (3.7% OF TOTAL INVESTMENTS)

$       2,000   Cartersville Development Authority, Georgia, Water and                5/07 at 101.00          A+     $    2,054,980
                 Wastewater Facilities Revenue Refunding Bonds, Anheuser
                 Busch Companies Inc., Series 1997, 6.125%, 5/01/27
                 (Alternative Minimum Tax)

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          1,020,550
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Consumer Staples                                                                                    3,075,530
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 19.0% (12.8% OF TOTAL INVESTMENTS)

        1,000   Athens-Clarke County Unified Government Development                  12/12 at 100.00         AAA          1,055,900
                 Authority, Georgia, Educational Facilities Revenue Bonds,
                 UGAREF CCRC Building LLC Project, Series 2002,
                 5.000%, 12/15/16 - AMBAC Insured

                Atlanta Urban Residential Finance Authority, Georgia, Dormitory
                Facility Revenue Refunding Bonds, Morehouse College Project,
                Series 1995:
        1,210    5.750%, 12/01/20 - MBIA Insured                                      6/06 at 102.00         AAA          1,236,015
        1,375    5.750%, 12/01/25 - MBIA Insured                                      6/06 at 102.00         AAA          1,404,508

        1,550   Bulloch County Development Authority, Georgia, Student                8/14 at 100.00         Aaa          1,644,380
                 Housing and Athletic Facility Lease Revenue Bonds, Georgia
                 Southern University, Series 2004, 5.250%, 8/01/21 -
                 XLCA Insured

          700   Carrollton Payroll Development Authority, Georgia, Student            9/14 at 100.00         Aaa            724,584
                 Housing Revenue Bonds, University of West Georgia,
                 Series 2004A, 5.000%, 9/01/21 - XLCA Insured

        1,535   Fulton County Development Authority, Georgia, Revenue Bonds,          5/14 at 100.00         AAA          1,656,695
                 Georgia Tech Molecular Science Building, Series 2004,
                 5.250%, 5/01/15 - MBIA Insured

        1,180   Savannah Economic Development Authority, Georgia, Revenue             7/15 at 100.00         AAA          1,223,990
                 Bonds, Armstrong Atlantic State University, Compass Point LLC
                 Project, Series 2005, 5.000%, 7/01/25 - XLCA Insured

        1,500   Savannah Economic Development Authority, Georgia, Revenue            12/15 at 100.00         AAA          1,538,205
                 Bonds, Armstrong Center LLC, Series 2005A,
                 5.000%, 12/01/34 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,050   Total Education and Civic Organizations                                                                  10,484,277
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 31.9% (21.5% OF TOTAL INVESTMENTS)

        2,300   Chatham County Hospital Authority, Savannah, Georgia,                 7/11 at 101.00          A-          2,481,493
                 Hospital Revenue Improvement Bonds, Memorial Health
                 University Medical Center Inc., Series 2001A, 6.125%, 1/01/24

        2,000   Clarke County Hospital Authority, Georgia, Hospital Revenue           1/12 at 101.00         AAA          2,055,540
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.125%, 1/01/32 - MBIA Insured

          900   Coffee County Hospital Authority, Georgia, Revenue Bonds,            12/14 at 100.00        BBB+            914,616
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

        3,000   Floyd County Hospital Authority, Georgia, Revenue Anticipation        7/12 at 101.00         Aaa          3,120,750
                 Certificates, Floyd Medical Center Project, Series 2002,
                 5.200%, 7/01/32 - MBIA Insured

        1,090   Floyd County Hospital Authority, Georgia, Revenue Anticipation        7/13 at 101.00         Aaa          1,141,132
                 Certificates, Floyd Medical Center, Series 2003,
                 5.000%, 7/01/19 - MBIA Insured

        1,750   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          1,797,600
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 2001, 5.500%, 5/15/31

        3,750   Gwinnett County Hospital Authority, Georgia, Revenue                  2/12 at 102.00         AAA          3,963,188
                 Anticipation Certificates, Gwinnett Hospital System Inc.
                 Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

        1,060   Henry County Hospital Authority, Georgia, Revenue Certificates,       7/14 at 101.00         Aaa          1,111,389
                 Henry Medical Center, Series 2004, 5.000%, 7/01/20 -
                 MBIA Insured

        1,000   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA          1,043,130
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,850   Total Health Care                                                                                        17,628,838
------------------------------------------------------------------------------------------------------------------------------------


                                       21

                        Nuveen Georgia Premium Income Municipal Fund (NPG) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.7% (1.9% OF TOTAL INVESTMENTS)

$       1,500   Marietta Housing Authority, Georgia, GNMA Collateralized             10/06 at 102.00          AA     $    1,525,140
                 Multifamily Housing Revenue Bonds, Country Oaks
                 Apartments, Series 1996, 6.150%, 10/20/26 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 6.9% (4.6% OF TOTAL INVESTMENTS)

          900   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00         AAA            927,054
                 Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative
                 Minimum Tax)

        2,735   Georgia Housing and Finance Authority, Single Family                 12/10 at 100.00         AAA          2,884,331
                 Mortgage Resolution 1 Bonds, Series 2001A-2,
                 5.700%, 12/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,635   Total Housing/Single Family                                                                               3,811,385
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.8% (0.6% OF TOTAL INVESTMENTS)

          500   Savannah Economic Development Authority, Georgia, Revenue             7/12 at 100.00         AAA            519,030
                 Bonds, GTREP Project, Series 2002, 5.000%, 7/01/22 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 3.2% (2.3% OF TOTAL INVESTMENTS)

          750   Effingham County Industrial Development Authority,                    6/11 at 101.00          B2            787,110
                 Georgia, Pollution Control Revenue Refunding Bonds,
                 Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31

        1,000   Richmond County Development Authority, Georgia,                       2/11 at 101.00         BBB          1,064,680
                 Environmental Improvement Revenue Bonds, International
                 Paper Company, Series 2001A, 6.250%, 2/01/25 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Materials                                                                                           1,851,790
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 9.2% (6.2% OF TOTAL INVESTMENTS)

        2,500   Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/16      8/12 at 100.00         AAA          2,649,600

        1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15        No Opt. Call         AAA          1,076,690

          800   Puerto Rico, General Obligation and Public Improvement Bonds,         7/14 at 100.00         BBB            829,272
                 Series 2004A, 5.250%, 7/01/22

          500   Wayne County Hospital Authority, Georgia, Hospital Revenue            3/16 at 100.00         Aaa            517,125
                 Bonds, Series 2006, 5.000%, 3/01/23 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,800   Total Tax Obligation/General                                                                              5,072,687
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 28.4% (19.1% OF TOTAL INVESTMENTS)

        5,000   Atlanta and Fulton County Recreation Authority, Georgia,             12/15 at 100.00         AAA          5,173,948
                 Guaranteed Revenue Bonds, Park Improvement, Series 2005A,
                 5.000%, 12/01/30 - MBIA Insured

        2,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb               1/14 at 100.00         AAA          2,087,740
                 County, Georgia, Revenue Bonds, Performing Arts Center,
                 Series 2004, 5.000%, 1/01/22

        3,475   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,          10/19 at 100.00         AAA          3,959,380
                 Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                 MBIA Insured

        2,600   Macon-Bibb County Urban Development Authority, Georgia,               8/12 at 101.00          AA          2,802,488
                 Revenue Refunding Bonds, Public Facilities Projects,
                 Series 2002A, 5.375%, 8/01/17

        1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia,                  No Opt. Call         AAA          1,163,940
                 Sales Tax Revenue Refunding Bonds, Series 1992P,
                 6.250%, 7/01/20 - AMBAC Insured

          500   Puerto Rico Infrastructure Financing Authority, Special Tax           7/15 at 100.00        BBB+            498,335
                 Revenue Bonds, Series 2005B, 5.000%, 7/01/41

------------------------------------------------------------------------------------------------------------------------------------
       14,575   Total Tax Obligation/Limited                                                                             15,685,831
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.3% (2.9% OF TOTAL INVESTMENTS)

        2,290   Atlanta, Georgia, Airport General Revenue Bonds,                      1/15 at 100.00         AAA          2,368,226
                 Series 2004G, 5.000%, 1/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 13.0% (8.7% OF TOTAL INVESTMENTS) (4)

          885   Coweta County Development Authority, Georgia, Revenue                 1/13 at 100.00         Aaa            957,216
                 Bonds, Newnan Water and Sewer, and Light Commission
                 Project, Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) -
                 FGIC Insured

        3,165   Coweta County Water and Sewer Authority, Georgia, Revenue             6/11 at 102.00         Aaa          3,427,347
                 Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)

        2,500   DeKalb County, Georgia, Water and Sewerage Revenue Bonds,            10/10 at 101.00      AA (4)          2,665,225
                 Series 2000, 5.125%, 10/01/31 (Pre-refunded 10/01/10)


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Georgia Municipal Electric Authority, Project One Special
                Obligation Bonds, Fifth Crossover Series 1998Y:
$          85    6.400%, 1/01/09 (ETM)                                                  No Opt. Call      A+ (4)     $       90,677
           10    6.400%, 1/01/09 (ETM)                                                  No Opt. Call      A+ (4)             10,668

           25   Georgia Municipal Electric Authority, Senior Lien General             1/17 at 100.00         AAA             27,787
                 Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20
                 (Pre-refunded 1/01/17) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,670   Total U.S. Guaranteed                                                                                     7,178,920
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.9% (6.0% OF TOTAL INVESTMENTS)

        1,000   Fairburn, Georgia, Combined Utility Revenue Bonds,                   10/10 at 101.00         BBB          1,044,040
                 Series 2000, 5.750%, 10/01/20

        1,655   Georgia Municipal Electric Authority, Project One Special               No Opt. Call          A+          1,758,520
                 Obligation Bonds, Fifth Crossover Series 1998Y,
                 6.400%, 1/01/09

          975   Georgia Municipal Electric Authority, Senior Lien General               No Opt. Call         AAA          1,067,108
                 Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 -
                 FGIC Insured

        1,000   Municipal Electric Authority of Georgia, Project One                  1/13 at 100.00         AAA          1,032,900
                 Subordinated Lien Revenue Bonds, Series 2003A,
                 5.000%, 1/01/22 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,630   Total Utilities                                                                                           4,902,568
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 14.4% (9.7% OF TOTAL INVESTMENTS)

                Atlanta, Georgia, Water and Wastewater Revenue Bonds,
                Series 2004:
        1,225    5.000%, 11/01/24 - FSA Insured                                      11/14 at 100.00         AAA          1,272,261
          500    5.000%, 11/01/37 - FSA Insured                                      11/14 at 100.00         AAA            511,530

                Augusta, Georgia, Water and Sewerage Revenue Bonds,
                Series 2002:
          500    5.000%, 10/01/16 - FSA Insured                                      10/12 at 100.00         AAA            527,330
        1,990    5.000%, 10/01/17 - FSA Insured                                      10/12 at 100.00         AAA          2,091,729

          335   Coweta County Water and Sewer Authority, Georgia, Revenue             6/11 at 102.00         Aaa            352,655
                 Bonds, Series 2001, 5.250%, 6/01/26

        1,950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             1/14 at 100.00         AAA          2,031,705
                 Series 2004, 5.000%, 1/01/22 - FGIC Insured

        1,000   Midgeville, Georgia, Water and Sewerage Revenue Refunding               No Opt. Call         AAA          1,170,020
                 Bonds, Series 1996, 6.000%, 12/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,500   Total Water and Sewer                                                                                     7,957,230
------------------------------------------------------------------------------------------------------------------------------------
$      77,750   Total Investments (cost $79,126,443) - 148.3%                                                            82,061,452
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      1,056,791
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.3)%                                                        (27,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  55,318,243
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.3% (1.6% OF TOTAL INVESTMENTS)

$         750   DeKalb County Development Authority, Georgia, Pollution              12/12 at 101.00          B1     $      670,695
                 Control Revenue Refunding Bonds, General Motors
                 Corporation Projects, Series 2002, 6.000%, 3/15/21
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.7% (2.5% OF TOTAL INVESTMENTS)

        1,000   Cartersville Development Authority, Georgia, Waste and                2/12 at 100.00          A+          1,075,630
                 Wastewater Facilities Revenue Refunding Bonds, Anheuser
                 Busch Cos. Inc. Project, Series 2002, 5.950%, 2/01/32
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 23.8% (15.9% OF TOTAL INVESTMENTS)

        1,000   Athens Housing Authority, Georgia, Student Housing Lease             12/12 at 100.00         Aaa          1,050,190
                 Revenue Bonds, UGAREF East Campus Housing LLC Project,
                 Series 2002, 5.250%, 12/01/21 - AMBAC Insured

        1,475   Bulloch County Development Authority, Georgia, Student                8/14 at 100.00         Aaa          1,565,860
                 Housing and Athletic Facility Lease Revenue Bonds, Georgia
                 Southern University, Series 2004, 5.250%, 8/01/20 - XLCA Insured

        1,620   Bulloch County Development Authority, Georgia, Student                8/12 at 100.00         Aaa          1,689,044
                 Housing Lease Revenue Bonds, Georgia Southern University,
                 Series 2002, 5.000%, 8/01/20 - AMBAC Insured

          500   Carrollton Payroll Development Authority, Georgia, Student            9/14 at 100.00         Aaa            517,560
                 Housing Revenue Bonds, University of West Georgia,
                 Series 2004A, 5.000%, 9/01/21 - XLCA Insured

        1,485   Fulton County Development Authority, Georgia, Revenue                 4/12 at 100.00         AAA          1,548,707
                 Bonds, Georgia Tech Athletic Association, Series 2001,
                 5.000%, 10/01/20 - AMBAC Insured

          500   Savannah Economic Development Authority, Georgia, Revenue            12/15 at 100.00         AAA            512,735
                 Bonds, Armstrong Center LLC, Series 2005A,
                 5.000%, 12/01/34 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,580   Total Education and Civic Organizations                                                                   6,884,096
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 28.5% (19.1% OF TOTAL INVESTMENTS)

          210   Chatham County Hospital Authority, Savannah, Georgia,                 7/11 at 101.00          A-            226,571
                 Hospital Revenue Improvement Bonds, Memorial Health
                 University Medical Center Inc., Series 2001A, 6.125%, 1/01/24

        1,000   Clarke County Hospital Authority, Georgia, Hospital Revenue           1/12 at 101.00         AAA          1,060,190
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.375%, 1/01/19 - MBIA Insured

          500   Coffee County Hospital Authority, Georgia, Revenue Bonds,            12/14 at 100.00        BBB+            508,120
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

        1,250   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          1,284,000
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 2001, 5.500%, 5/15/31

        1,900   Gwinnett County Hospital Authority, Georgia, Revenue                  2/12 at 102.00         AAA          2,008,015
                 Anticipation Certificates, Gwinnett Hospital System Inc.
                 Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

          500   Henry County Hospital Authority, Georgia, Revenue Certificates,       7/14 at 101.00         Aaa            524,240
                 Henry Medical Center, Series 2004, 5.000%, 7/01/20 -
                 MBIA Insured

          500   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA            521,565
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

        2,000   Valdosta and Lowndes County Hospital Authority, Georgia,             10/12 at 101.00         AAA          2,104,160
                 Revenue Certificates, South Georgia Medical Center,
                 Series 2002, 5.250%, 10/01/27 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,860   Total Health Care                                                                                         8,236,861
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 8.6% (5.7% OF TOTAL INVESTMENTS)

          990   DeKalb County Housing Authority, Georgia, GNMA                        8/11 at 103.00         Aaa          1,026,264
                 Collateralized Multifamily Housing Revenue Bonds,
                 Castaways Apartments, Series 2001A, 5.400%, 2/20/29

        1,400   Savannah Housing Authority, Georgia, FNMA Multifamily                 8/16 at 100.00         Aaa          1,452,234
                 Housing Revenue Refunding Bonds, Chatham Gardens,
                 Series 2001, 5.625%, 8/01/31 (Mandatory put 2/01/19)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,390   Total Housing/Multifamily                                                                                 2,478,498
------------------------------------------------------------------------------------------------------------------------------------


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.5% (6.3% OF TOTAL INVESTMENTS)

$         650   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00         AAA     $      669,539
                 Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative
                 Minimum Tax)

        2,000   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00         AAA          2,066,780
                 Resolution 1 Bonds, Series 2002A-2, 5.450%, 12/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,650   Total Housing/Single Family                                                                               2,736,319
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.7% (1.8% OF TOTAL INVESTMENTS)

          750   Savannah Economic Development Authority, Georgia, Revenue             7/12 at 100.00         AAA            784,755
                 Bonds, GTREP Project, Series 2002, 5.000%, 7/01/19 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.1% (1.6% OF TOTAL INVESTMENTS)

          600   Richmond County Development Authority, Georgia,                       2/12 at 101.00         BBB            637,896
                 Environmental Improvement Revenue Refunding Bonds,
                 International Paper Company, Series 2002A, 6.000%, 2/01/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 11.3% (7.5% OF TOTAL INVESTMENTS)

        2,000   Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/18      8/12 at 100.00         AAA          2,105,440

          500   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15        No Opt. Call         AAA            538,345

          595   Puerto Rico, General Obligation and Public Improvement Bonds,         7/14 at 100.00         BBB            616,771
                 Series 2004A, 5.250%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
        3,095   Total Tax Obligation/General                                                                              3,260,556
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 5.6% (3.8% OF TOTAL INVESTMENTS)

        1,525   Macon-Bibb County Urban Development Authority, Georgia,               8/12 at 101.00          AA          1,621,273
                 Revenue Refunding Bonds, Public Facilities Projects,
                 Series 2002A, 5.000%, 8/01/14
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.7% (2.4% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA          1,057,010
                 Series 2000A, 5.400%, 1/01/15 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 18.1% (12.1% OF TOTAL INVESTMENTS) (4)

        1,100   Atlanta Development Authority, Georgia, Revenue Bonds,                1/12 at 100.00         AAA          1,171,819
                 Yamacraw Design Center Project, Series 2001A,
                 5.125%, 1/01/27 (Pre-refunded 1/01/12) - MBIA Insured

        1,500   Coweta County Development Authority, Georgia, Revenue                 1/13 at 100.00         Aaa          1,622,400
                 Bonds, Newnan Water and Sewer, and Light Commission
                 Project, Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) -
                 FGIC Insured

        1,250   Private Colleges and Universities Authority, Georgia, Revenue        10/11 at 102.00    Baa2 (4)          1,386,088
                 Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                 (Pre-refunded 10/01/11)

        1,000   Rockdale County Water and Sewerage Authority, Georgia,                1/10 at 101.00         AAA          1,066,030
                 Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded
                 1/01/10) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,850   Total U.S. Guaranteed                                                                                     5,246,337
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 10.8% (7.2% OF TOTAL INVESTMENTS)

        1,250   Municipal Electric Authority of Georgia, Combustion Turbine          11/07 at 100.00         AAA          1,328,525
                 Revenue Bonds, Series 2002A, 5.250%, 11/01/20 -
                 MBIA Insured

          500   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA            537,030
                 Revenue Bonds, Series 2003A, 5.250%, 11/01/15 -
                 MBIA Insured

        1,200   Summerville, Georgia, Combined Public Utility System Revenue          1/12 at 101.00        Baa3          1,253,664
                 Refunding and Improvement Bonds, Series 2002,
                 5.750%, 1/01/26

------------------------------------------------------------------------------------------------------------------------------------
        2,950   Total Utilities                                                                                           3,119,219
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 18.7% (12.5% OF TOTAL INVESTMENTS)

        1,200   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          1,246,296
                 Series 2004, 5.000%, 11/01/24 - FSA Insured

        2,065   Augusta, Georgia, Water and Sewerage Revenue Bonds,                  10/12 at 100.00         AAA          2,177,872
                 Series 2002, 5.000%, 10/01/16 - FSA Insured


                                       25


                        Nuveen Georgia Dividend Advantage Municipal Fund (NZX) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         500   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             1/14 at 100.00         AAA     $      520,950
                 Series 2004, 5.000%, 1/01/22 - FGIC Insured

        1,395   Macon Water Authority, Georgia, Water and Sewer Revenue              10/11 at 101.00         AA-          1,448,010
                 Bonds, Series 2001B, 5.000%, 10/01/21

------------------------------------------------------------------------------------------------------------------------------------
        5,160   Total Water and Sewer                                                                                     5,393,128
------------------------------------------------------------------------------------------------------------------------------------
$      41,160   Total Investments (cost $41,919,117) - 149.4%                                                            43,202,273
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                        709,924
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  28,912,197
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                        Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.4% (1.6% OF TOTAL INVESTMENTS)

$       1,750   DeKalb County Development Authority, Georgia, Pollution              12/12 at 101.00          B1     $    1,564,955
                 Control Revenue Refunding Bonds, General Motors
                 Corporation Projects, Series 2002, 6.000%, 3/15/21
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.1% (2.1% OF TOTAL INVESTMENTS)

        2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          2,041,100
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 16.3% (10.9% OF TOTAL INVESTMENTS)

                Athens Housing Authority, Georgia, Student Housing Lease Revenue
                Bonds, UGAREF East Campus Housing LLC Project, Series 2002:
        3,500    5.000%, 12/01/27 - AMBAC Insured                                    12/12 at 100.00         Aaa          3,588,760
        2,500    5.000%, 12/01/33 - AMBAC Insured                                    12/12 at 100.00         Aaa          2,547,900

        1,225   Athens-Clarke County Unified Government Development                  12/12 at 100.00         AAA          1,287,365
                 Authority, Georgia, Educational Facilities Revenue Bonds,
                 UGAREF CCRC Building LLC Project, Series 2002,
                 5.000%, 12/15/18 - AMBAC Insured

        2,000   Fulton County Development Authority, Georgia, Revenue Bonds,         11/13 at 100.00         AAA          2,075,680
                 Georgia Tech - Klaus Parking and Family Housing, Series 2003,
                 5.000%, 11/01/23 - MBIA Insured

        1,050   Fulton County Development Authority, Georgia, Revenue Bonds,          2/12 at 100.00         AAA          1,071,462
                 TUFF Morehouse Project, Series 2002A, 5.000%, 2/01/34 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,275   Total Education and Civic Organizations                                                                  10,571,167
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.6% (16.5% OF TOTAL INVESTMENTS)

                Baldwin County Hospital Authority, Georgia, Revenue Bonds,
                Oconee Regional Medical Center, Series 1998:
           40    5.250%, 12/01/22                                                    12/08 at 102.00         BB+             37,647
          165    5.375%, 12/01/28                                                    12/08 at 102.00         BB+            153,897

        1,000   Chatham County Hospital Authority, Savannah, Georgia,                 1/14 at 100.00          A-          1,038,720
                 Hospital Revenue Bonds, Memorial Health University Medical
                 Center Inc., Series 2004A, 5.375%, 1/01/26

        1,000   Coffee County Hospital Authority, Georgia, Revenue Bonds,            12/14 at 100.00        BBB+          1,016,240
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

                Floyd County Hospital Authority, Georgia, Revenue Anticipation
                Certificates, Floyd Medical Center Project, Series 2002:
        1,480    5.000%, 7/01/22 - MBIA Insured                                       7/12 at 101.00         Aaa          1,533,428
        1,000    5.200%, 7/01/32 - MBIA Insured                                       7/12 at 101.00         Aaa          1,040,250

        1,305   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          1,340,496
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 2001, 5.500%, 5/15/31

                Newnan Hospital Authority, Georgia, Revenue Anticipation
                Certificates, Newnan Hospital Inc., Series 2002:
        2,260    5.500%, 1/01/19 - MBIA Insured                                       1/13 at 100.00         Aaa          2,417,319
        3,020    5.500%, 1/01/20 - MBIA Insured                                       1/13 at 100.00         Aaa          3,230,222

        2,000   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA          2,086,260
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

        1,945   Tift County Hospital Authority, Georgia, Revenue Anticipation        12/12 at 101.00         Aaa          2,052,189
                 Bonds, Tift Regional Medical Center, Series 2002,
                 5.250%, 12/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,215   Total Health Care                                                                                        15,946,668
------------------------------------------------------------------------------------------------------------------------------------


                                       27

                        Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.6% (3.1% OF TOTAL INVESTMENTS)

                Savannah Economic Development Authority, Georgia, GNMA
                Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III
                Apartments, Series 2002A:
$         500    5.150%, 11/20/22 (Alternative Minimum Tax)                          11/12 at 102.00         AAA     $      511,530
          980    5.200%, 11/20/27 (Alternative Minimum Tax)                          11/12 at 102.00         AAA            997,513
        1,465    5.250%, 11/20/32 (Alternative Minimum Tax)                          11/12 at 102.00         AAA          1,488,499

------------------------------------------------------------------------------------------------------------------------------------
        2,945   Total Housing/Multifamily                                                                                 2,997,542
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.7% (3.1% OF TOTAL INVESTMENTS)

        1,700   Georgia Housing and Finance Authority, Single Family Mortgage        12/12 at 100.00         AAA          1,740,103
                 Bonds, Series 2002C-2, 5.100%, 12/01/22 (Alternative
                 Minimum Tax)

        1,265   Georgia Housing and Finance Authority, Single Family Mortgage         6/11 at 100.00         AAA          1,286,252
                 Resolution 1 Bonds, Series 2001B-2, 5.400%, 12/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,965   Total Housing/Single Family                                                                               3,026,355
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,000   Cobb County Development Authority, Georgia, Solid Waste               4/16 at 101.00         BBB            991,180
                 Disposal Revenue Bonds, Georgia Waste Management
                 Project, Series 2004A, 5.000%, 4/01/33 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.1% (1.5% OF TOTAL INVESTMENTS)

        1,000   Richmond County Development Authority, Georgia, Environmental         2/11 at 101.00         BBB          1,064,680
                 Improvement Revenue Bonds, International Paper Company,
                 Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)

          250   Richmond County Development Authority, Georgia,                       2/12 at 101.00         BBB            265,790
                 Environmental Improvement Revenue Refunding Bonds,
                 International Paper Company, Series 2002A, 6.000%, 2/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Materials                                                                                           1,330,470
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 12.6% (8.4% OF TOTAL INVESTMENTS)

        1,000   Cherokee County School System, Georgia, General Obligation            8/13 at 100.00         AAA          1,059,230
                 Bonds, Series 2003, 5.000%, 8/01/16 - MBIA Insured

        1,000   Forsyth County, Georgia, General Obligation Bonds, Series 2004,       3/14 at 101.00          AA          1,072,750
                 5.250%, 3/01/19

          750   Georgia, General Obligation Bonds, Series 1998D, 5.250%, 10/01/15       No Opt. Call         AAA            822,690

        1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15        No Opt. Call         AAA          1,076,690

                Oconee County, Georgia, General Obligation Bonds, Recreation
                Project, Series 2003:
        1,410    5.500%, 1/01/23 - AMBAC Insured                                      1/13 at 101.00         Aaa          1,530,569
        1,470    5.250%, 1/01/26 - AMBAC Insured                                      1/13 at 101.00         Aaa          1,566,844

        1,000   Wayne County Hospital Authority, Georgia, Hospital Revenue            3/16 at 100.00         Aaa          1,034,250
                 Bonds, Series 2006, 5.000%, 3/01/23 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,630   Total Tax Obligation/General                                                                              8,163,023
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.8% (17.3% OF TOTAL INVESTMENTS)

        1,405   Clayton County Development Authority, Georgia, Revenue                7/12 at 100.00         AAA          1,487,291
                 Bonds, TUFF Archives LLC Project, Series 2001A,
                 5.250%, 7/01/21 - MBIA Insured

          750   Georgia Municipal Association Inc., Certificates of                   6/12 at 101.00         AAA            784,890
                 Participation, Atlanta Court Project, Series 2002,
                 5.125%, 12/01/21 - AMBAC Insured

        2,500   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales            No Opt. Call         AAA          2,909,850
                 Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                 AMBAC Insured

          500   Puerto Rico Infrastructure Financing Authority, Special Tax           7/15 at 100.00        BBB+            498,335
                 Revenue Bonds, Series 2005B, 5.000%, 7/01/41

                Puerto Rico Municipal Finance Agency, Series 2002A:
          800    5.250%, 8/01/21 - FSA Insured                                        8/12 at 100.00         AAA            850,528
        2,500    5.000%, 8/01/27 - FSA Insured                                        8/12 at 100.00         AAA          2,567,875

        5,000   Puerto Rico Public Buildings Authority, Guaranteed Government           No Opt. Call         AAA          5,461,797
                 Facilities Revenue Refunding Bonds, Series 2002F,
                 5.250%, 7/01/21 - CIFG Insured


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Puerto Rico, Highway Revenue Bonds, Highway and                       7/16 at 100.00         AAA     $    2,198,920
                 Transportation Authority, Series 1996Y, 5.500%, 7/01/36 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,455   Total Tax Obligation/Limited                                                                             16,759,486
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.9% (4.0% OF TOTAL INVESTMENTS)

        3,650   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA          3,852,612
                 Series 2000A, 5.500%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 12.0% (8.1% OF TOTAL INVESTMENTS)  (4)

                DeKalb County, Georgia, Water and Sewerage Revenue Bonds,
                Series 2000:
        2,500    5.125%, 10/01/31 (Pre-refunded 10/01/10)                            10/10 at 101.00     AA  (4)          2,665,225
        2,500    5.375%, 10/01/35 (Pre-refunded 10/01/10)                            10/10 at 101.00     AA  (4)          2,690,050

        1,000   Private Colleges and Universities Authority, Georgia, Revenue         9/11 at 100.00     AA  (4)          1,067,960
                 Bonds, Emory University, Series 2001A, 5.125%, 9/01/33
                 (Pre-refunded 9/01/11)

        1,250   Private Colleges and Universities Authority, Georgia, Revenue        10/11 at 102.00   Baa2  (4)          1,386,088
                 Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                 (Pre-refunded 10/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        7,250   Total U.S. Guaranteed                                                                                     7,809,323
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.2% (5.5% OF TOTAL INVESTMENTS)

        1,000   Elberton, Georgia, Combined Utility System Revenue Refunding          1/12 at 100.00         Aaa          1,037,200
                 and Improvement Bonds, Series 2001, 5.000%, 1/01/22 -
                 AMBAC Insured

        1,300   Fairburn, Georgia, Combined Utility Revenue Bonds,                   10/10 at 101.00         BBB          1,357,252
                 Series 2000, 5.750%, 10/01/20

        1,000   Municipal Electric Authority of Georgia, Project One Subordinated     1/13 at 100.00         AAA          1,032,900
                 Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 -
                 MBIA Insured

        1,775   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          1,918,722
                 Series 2002II, 5.375%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,075   Total Utilities                                                                                           5,346,074
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 25.1% (16.8% OF TOTAL INVESTMENTS)

                Atlanta, Georgia, Water and Wastewater Revenue Bonds,
                Series 2004:
          500    5.250%, 11/01/15 - FSA Insured                                      11/14 at 100.00         AAA            539,160
        1,700    5.000%, 11/01/37 - FSA Insured                                      11/14 at 100.00         AAA          1,739,202

                Augusta, Georgia, Water and Sewerage Revenue Bonds,
                Series 2002:
        1,000    5.250%, 10/01/22 - FSA Insured                                      10/12 at 100.00         AAA          1,060,650
        3,500    5.000%, 10/01/27 - FSA Insured                                      10/12 at 100.00         AAA          3,602,095

        1,000   Douglasville-Douglas County Water and Sewer Authority,               12/15 at 100.00         AAA          1,031,670
                 Georgia, Water and Sewer Revenue Bonds, Series 2005,
                 5.000%, 6/01/29 - MBIA Insured

        4,000   Forsyth County Water and Sewerage Authority, Georgia,                 4/13 at 100.00          AA          4,103,280
                 Revenue Bonds, Series 2002, 5.000%, 4/01/32

          950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             7/08 at 101.00         AAA            980,799
                 Series 1998, 5.000%, 1/01/16 - FGIC Insured

        3,100   Harris County, Georgia, Water System Revenue Bonds,                  12/12 at 100.00         Aaa          3,220,311
                 Series 2002, 5.000%, 12/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,750   Total Water and Sewer                                                                                    16,277,167
------------------------------------------------------------------------------------------------------------------------------------
$      92,210   Total Investments (cost $95,071,247) - 149.0%                                                            96,677,122
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,224,308
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.8)%                                                        (33,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   64,901,430
                ====================================================================================================================

                        Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG) (continued)
                             Portfolio of INVESTMENTS May 31, 2006



        FORWARD SWAPS OUTSTANDING AT MAY 31, 2006:
                                      FIXED RATE                FLOATING RATE
                                            PAID   FIXED RATE        RECEIVED  FLOATING RATE                             UNREALIZED
                          NOTIONAL   BY THE FUND      PAYMENT     BY THE FUND        PAYMENT  EFFECTIVE  TERMINATION   APPRECIATION
        COUNTERPARTY        AMOUNT   (ANNUALIZED)   FREQUENCY        BASED ON      FREQUENCY    DATE (5)        DATE  (DEPRECIATION)
        ----------------------------------------------------------------------------------------------------------------------------
        Goldman Sachs   $1,400,000         4.013%   Quarterly             BMA      Quarterly    9/14/06    9/14/2026       $ 66,680
        Merrill Lynch    2,800,000         4.021    Quarterly             BMA      Quarterly    9/21/06    9/21/2026        131,037
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $197,717
        ----------------------------------------------------------------------------------------------------------------------------

        BMA - The daily arithmetic average of the weekly BMA (Bond Market
              Association) Municipal Swap Index.



                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                                 See accompanying notes to financial statements.

                        Nuveen North Carolina Premium Income Municipal Fund (NNC)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 29.1% (19.7% OF TOTAL INVESTMENTS)

$       1,000   North Carolina Capital Facilities Financing Agency, Housing           6/13 at 100.00         AAA     $    1,028,830
                 Revenue Bonds, Elizabeth City State University, Series 2003A,
                 5.000%, 6/01/28 - AMBAC Insured

          970   North Carolina Capital Facilities Financing Agency, Revenue           4/13 at 100.00         AAA          1,020,780
                 Bonds, Johnson and Wales University, Series 2003A,
                 5.250%, 4/01/23 - XLCA Insured

        5,875   North Carolina Education Assistance Authority, Subordinate            7/06 at 102.00           A          5,999,311
                 Lien Guaranteed Student Loan Revenue Bonds, Series 1996C,
                 6.350%, 7/01/16 (Alternative Minimum Tax)

        3,285   North Carolina State University at Raleigh, General Revenue          10/13 at 100.00          AA          3,481,542
                 Bonds, Series 2003A, 5.000%, 10/01/15

        1,530   University of North Carolina System, Pooled Revenue Bonds,              No Opt. Call         AAA          1,635,188
                 Series 2005A, 5.000%, 4/01/15 - AMBAC Insured

        1,000   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA          1,075,620
                 Bonds, Series 2002A, 5.375%, 4/01/22 - AMBAC Insured

                University of North Carolina Wilmington, Certificates of
                Participation, Student Housing Project Revenue Bonds,
                Series 2006:
        1,430    5.000%, 6/01/23 - FGIC Insured                                       6/16 at 100.00         AAA          1,491,161
        1,505    5.000%, 6/01/24 - FGIC Insured                                       6/16 at 100.00         AAA          1,565,682
          500    5.000%, 6/01/37 - FGIC Insured                                       6/16 at 100.00         AAA            511,660

                University of North Carolina, Chapel Hill, System Net Revenue
                Bonds, Series 2003:
        2,380    5.000%, 12/01/19                                                    12/13 at 100.00         AA+          2,510,805
        2,725    5.000%, 12/01/21                                                    12/13 at 100.00         AA+          2,842,638
        1,500    5.000%, 12/01/23                                                    12/13 at 100.00         AA+          1,564,365

        1,675   University of North Carolina, Wilmington, General Revenue             1/12 at 101.00         Aaa          1,744,177
                 Bonds, Series 2002A, 5.000%, 1/01/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,375   Total Education and Civic Organizations                                                                  26,471,759
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,500   Virgin Islands Public Finance Authority, Revenue Bonds,               1/14 at 100.00         BBB          1,647,495
                 Refinery Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.5% (16.7% OF TOTAL INVESTMENTS)

          250   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/15 at 100.00          AA            252,515
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

        5,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          5,165,400
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        11/13 at 100.00         AA-          2,070,040
                 Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                 5.000%, 11/01/19

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        10/09 at 101.00          A-          2,113,200
                 Revenue Bonds, Stanly Memorial Hospital, Series 1999,
                 6.375%, 10/01/29

                North Carolina Medical Care Commission, Healthcare Facilities
                Revenue Bonds, Union Regional Medical Center, Series 2002A:
        1,000    5.500%, 1/01/19                                                      1/12 at 100.00           A          1,044,080
          550    5.500%, 1/01/20                                                      1/12 at 100.00           A            573,144
        1,750    5.375%, 1/01/32                                                      1/12 at 100.00           A          1,787,958

        1,615   North Carolina Medical Care Commission, Hospital Revenue             10/08 at 101.00          AA          1,615,533
                 Bonds, FirstHealth of the Carolinas Inc., Series 1998,
                 4.750%, 10/01/26

        3,000   North Carolina Medical Care Commission, Hospital Revenue              6/12 at 101.00           A          3,079,110
                 Bonds, Southeastern Regional Medical Center, Series 2002,
                 5.375%, 6/01/32


                                       31

                        Nuveen North Carolina Premium Income Municipal Fund (NNC) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,645   North Carolina Medical Care Commission, Revenue Bonds,                1/15 at 100.00         AAA     $    2,713,558
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

                North Carolina Medical Care Commission, Revenue Bonds,
                Cleveland County Healthcare System, Series 2004A:
          600    5.250%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00         AAA            637,710
          500    5.250%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00         AAA            530,025

          735   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00          AA            755,301
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

------------------------------------------------------------------------------------------------------------------------------------
       21,645   Total Health Care                                                                                        22,337,574
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.4% (3.0% OF TOTAL INVESTMENTS)

        1,000   Asheville Housing Authority, North Carolina, GNMA-                   11/07 at 102.00          AA          1,018,490
                 Collateralized Multifamily Housing Revenue Bonds,
                 Woodridge Apartments, Series 1997, 5.800%, 11/20/39
                 (Alternative Minimum Tax)

        2,290   Mecklenburg County, North Carolina, FNMA Multifamily                  7/13 at 105.00         AAA          2,366,028
                 Housing Revenue Bonds, Little Rock Apartments, Series 2003,
                 5.375%, 1/01/36 (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, FHA-Insured Multifamily
                Revenue Bonds, Series 1993:
          230    5.800%, 7/01/14                                                      7/06 at 100.00         Aa2            230,251
          435    5.900%, 7/01/26                                                      7/06 at 100.00         Aa2            435,344

------------------------------------------------------------------------------------------------------------------------------------
        3,955   Total Housing/Multifamily                                                                                 4,050,113
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 8.2% (5.6% OF TOTAL INVESTMENTS)

        1,105   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA          1,122,437
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 - AMBAC Insured (Alternative Minimum Tax)

        4,350   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          4,557,930
                 Revenue Bonds, 1998 Trust Agreement, Series 6A,
                 6.200%, 1/01/29 (Alternative Minimum Tax)

        1,745   North Carolina Housing Finance Agency, Single Family Revenue          9/06 at 102.00          AA          1,775,049
                 Bonds, Series 1996HH, 6.300%, 3/01/26 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,200   Total Housing/Single Family                                                                               7,455,416
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.5% (1.1% OF TOTAL INVESTMENTS)

        1,400   North Carolina Capital Facilities Financing Agency, Exempt            8/14 at 100.00         BBB          1,395,310
                 Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Mandatory put 8/01/07)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.3% (0.2% OF TOTAL INVESTMENTS)

          250   North Carolina Medical Care Commission, Revenue Bonds,                9/15 at 100.00         N/R            251,290
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 3.9% (2.6% OF TOTAL INVESTMENTS)

        1,425   Gaston County Industrial Facilities and Pollution Control             8/15 at 100.00         N/R          1,493,457
                 Financing Authority, North Carolina, National Gypsum
                 Company Project Exempt Facilities Revenue Bonds,
                 Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)

        2,000   Haywood County Industrial Facilities and Pollution Control            9/06 at 102.00        Baa3          2,042,160
                 Financing Authority, North Carolina, Pollution Control
                 Revenue Refunding Bonds, Champion International
                 Corporation, Series 1995, 6.000%, 3/01/20

------------------------------------------------------------------------------------------------------------------------------------
        3,425   Total Materials                                                                                           3,535,617
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 8.9% (6.0% OF TOTAL INVESTMENTS)

        1,890   Craven County, North Carolina, General Obligation Bonds,              5/12 at 101.00         AAA          1,969,059
                 Series 2002, 5.000%, 5/01/21 - AMBAC Insured

        4,285   Durham County, North Carolina, General Obligation Bonds,              4/12 at 100.00         AAA          4,522,389
                 Series 2002B, 5.000%, 4/01/16

        1,000   Johnston County, North Carolina, General Obligation Bonds,            6/11 at 102.00         AAA          1,056,600
                 Series 2001, 5.000%, 6/01/16 - FGIC Insured

          500   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA            524,340
                 5.000%, 3/01/22

------------------------------------------------------------------------------------------------------------------------------------
        7,675   Total Tax Obligation/General                                                                              8,072,388
------------------------------------------------------------------------------------------------------------------------------------


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.1% (19.1% OF TOTAL INVESTMENTS)

$       1,330   Cabarrus County, North Carolina, Certificates of Participation,       2/13 at 100.00         AA-     $    1,402,325
                 Series 2002, 5.250%, 2/01/17

        1,800   Catawba County, North Carolina, Certificates of Participation,        6/14 at 100.00         Aaa          1,910,340
                 Series 2004, 5.250%, 6/01/21 - MBIA Insured

        1,700   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,797,886
                 Governmental Facilities Projects, Series 2003G,
                 5.375%, 6/01/26

                Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                Series 2002:
        1,050    5.250%, 6/01/20                                                      6/12 at 101.00         AA+          1,124,666
        1,750    5.000%, 6/01/25                                                      6/12 at 101.00         AA+          1,810,970

        1,000   Davidson County, North Carolina, Certificates of Participation,         No Opt. Call         AAA          1,079,040
                 Series 2004, 5.250%, 6/01/14 - AMBAC Insured

          750   Johnston County Finance Corporation, North Carolina,                  8/09 at 101.00         AAA            784,200
                 Installment Payment Revenue Bonds, School and Museum
                 Projects, Series 1999, 5.250%, 8/01/21 - FSA Insured

                Lee County, North Carolina, Certificates of Participation,
                Public Schools and Community College, Series 2004:
        1,715    5.250%, 4/01/18 - FSA Insured                                        4/14 at 100.00         AAA          1,822,874
          500    5.250%, 4/01/20 - FSA Insured                                        4/14 at 100.00         AAA            529,740
        1,000    5.250%, 4/01/22 - FSA Insured                                        4/14 at 100.00         AAA          1,058,800

                North Carolina Infrastructure Finance Corporation, Certificates
                of Participation, Correctional Facilities, Series 2004A:
        2,500    5.000%, 2/01/19                                                      2/14 at 100.00         AA+          2,602,350
        1,500    5.000%, 2/01/23                                                      2/14 at 100.00         AA+          1,552,515

        1,500   North Carolina, Certificates of Participation, Repair and             6/14 at 100.00         AA+          1,555,020
                 Renovation Project, Series 2004B, 5.000%, 6/01/20

                North Carolina, Certificates of Participation, Series 2003:
        1,130    5.250%, 6/01/21                                                      6/13 at 100.00         AA+          1,187,325
        1,000    5.250%, 6/01/23                                                      6/13 at 100.00         AA+          1,048,890

        1,105   Orange County, North Carolina, Certificates of Participation,         4/16 at 100.00         AAA          1,164,162
                 Public Improvement Project, Series 2006A, 5.000%, 4/01/19 -
                 AMBAC Insured

        2,000   Puerto Rico Highway and Transportation Authority, Grant               3/14 at 100.00         AAA          2,091,040
                 Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/21 -
                 MBIA Insured

        1,000   Randolph County, North Carolina, Certificates of Participation,       6/14 at 102.00         AAA          1,048,530
                 Series 2004, 5.000%, 6/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,330   Total Tax Obligation/Limited                                                                             25,570,673
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.9% (4.7% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A:
          600    5.250%, 7/01/24 - MBIA Insured                                       7/14 at 100.00         AAA            635,820
        2,710    5.000%, 7/01/29 - MBIA Insured                                       7/14 at 100.00         AAA          2,781,463

          500   Piedmont Triad Airport Authority, North Carolina, Airport             7/15 at 100.00         AAA            522,435
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/20 -
                 XLCA Insured

        2,250   Raleigh Durham Airport Authority, North Carolina, Airport             5/11 at 101.00         Aaa          2,379,420
                 Revenue Bonds, Series 2001A, 5.250%, 11/01/16 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,060   Total Transportation                                                                                      6,319,138
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 10.5% (7.1% OF TOTAL INVESTMENTS) (4)

        2,000   Charlotte, North Carolina, Storm Water Fee Revenue Bonds,             6/10 at 101.00     AA+ (4)          2,185,440
                 Series 2000, 6.000%, 6/01/25 (Pre-refunded 6/01/10)

        1,485   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          1,683,455
                 Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)

        4,260   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          4,609,448
                 Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)

        1,000   North Carolina, General Obligation Bonds, Series 2000A,               9/10 at 102.00         AAA          1,071,570
                 5.100%, 9/01/16 (Pre-refunded 9/01/10)

------------------------------------------------------------------------------------------------------------------------------------
        8,745   Total U.S. Guaranteed                                                                                     9,549,913
------------------------------------------------------------------------------------------------------------------------------------


                                       33

                        Nuveen North Carolina Premium Income Municipal Fund (NNC) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.0% (8.8% OF TOTAL INVESTMENTS)

$       3,000   North Carolina Eastern Municipal Power Agency, Power                  1/13 at 100.00         BBB     $    3,194,670
                 System Revenue Bonds, Series 2003F, 5.500%, 1/01/15

        1,000   North Carolina Eastern Municipal Power Agency, Power                  1/16 at 100.00         AAA          1,070,280
                 System Revenue Bonds, Series 2005, 5.250%, 1/01/20 -
                 AMBAC Insured

        4,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00          A3          4,342,280
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          2,138,600
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/15 -
                 AMBAC Insured

        1,000   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00          A3          1,050,170
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company, Series 2002,
                 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
       11,000   Total Utilities                                                                                          11,796,000
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.2% (4.2% OF TOTAL INVESTMENTS)

        1,605   Broad River Water Authority, North Carolina, Water System             6/15 at 100.00         Aaa          1,676,535
                 Revenue Bonds, Series 2005, 5.000%, 6/01/20 - XLCA Insured

        1,295   Greensboro, North Carolina, Combined Enterprise System                6/15 at 100.00         AA+          1,343,938
                 Revenue Bonds, Series 2005A, 5.000%, 6/01/26

          500   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            518,510
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 -
                 XLCA Insured

        2,000   Winston-Salem, North Carolina, Water and Sewerage System              6/12 at 100.00         AAA          2,095,420
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/18

------------------------------------------------------------------------------------------------------------------------------------
        5,400   Total Water and Sewer                                                                                     5,634,403
------------------------------------------------------------------------------------------------------------------------------------
$     127,960   Total Investments (cost $130,910,602) - 147.3%                                                          134,087,089
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                      3,745,946
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.4)%                                                        (46,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  91,033,035
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 27.6% (18.6% OF TOTAL INVESTMENTS)

$       2,000   North Carolina Capital Facilities Financing Agency, Revenue          10/11 at 100.00         AA+     $    2,067,080
                 Bonds, Duke University, Series 2001A, 5.125%, 10/01/26

          500   North Carolina Capital Facilities Financing Agency, Revenue           9/11 at 101.00        Baa2            514,810
                 Bonds, High Point University, Series 2001, 5.125%, 9/01/18

        2,450   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA          2,633,137
                 Bonds, Series 2002A, 5.375%, 4/01/17 - AMBAC Insured

          250   University of North Carolina Wilmington, Certificates of              6/16 at 100.00         AAA            255,830
                 Participation, Student Housing Project Revenue Bonds,
                 Series 2006, 5.000%, 6/01/37 - FGIC Insured

        1,750   University of North Carolina, Chapel Hill, System Net                 6/11 at 100.00         AA+          1,811,355
                 Revenue Bonds, Series 2001A, 5.000%, 12/01/25

        1,845   University of North Carolina, Chapel Hill, System Net Revenue           No Opt. Call         AA+          1,959,408
                 Bonds, Series 2002B, 5.000%, 12/01/11

------------------------------------------------------------------------------------------------------------------------------------
        8,795   Total Education and Civic Organizations                                                                   9,241,620
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 20.8% (14.0% OF TOTAL INVESTMENTS)

          100   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/15 at 100.00          AA            101,006
                 Healthcare System Revenue Bonds, DBA Carolinas
                 Healthcare System, Series 2005A, 5.000%, 1/15/45

        1,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          1,033,080
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31

        1,110   North Carolina Medical Care Commission, Healthcare Facilities         1/12 at 100.00           A          1,154,267
                 Revenue Bonds, Union Regional Medical Center, Series 2002A,
                 5.250%, 1/01/15

        2,500   North Carolina Medical Care Commission, Healthcare Revenue            5/07 at 100.00         AA-          2,516,550
                 Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26

        1,500   North Carolina Medical Care Commission, Hospital Revenue              6/12 at 101.00           A          1,543,050
                 Bonds, Southeastern Regional Medical Center, Series 2002,
                 5.250%, 6/01/22

          300   North Carolina Medical Care Commission, Revenue Bonds,                1/15 at 100.00         AAA            307,776
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

          300   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00          AA            308,286
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

------------------------------------------------------------------------------------------------------------------------------------
        6,810   Total Health Care                                                                                         6,964,015
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.8% (4.6% OF TOTAL INVESTMENTS)

        2,230   Durham Housing Authority, North Carolina, FNMA Guaranteed             6/11 at 100.00         AAA          2,283,364
                 Multifamily Housing Revenue Bonds, Naples Terrace
                 Apartments, Series 2001A, 5.700%, 6/01/33 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.8% (3.2% OF TOTAL INVESTMENTS)

          440   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA            446,943
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 - AMBAC Insured (Alternative Minimum Tax)

        1,125   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          1,165,275
                 Revenue Bonds, 1998 Trust Agreement, Series 5A,
                 5.625%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,565   Total Housing/Single Family                                                                               1,612,218
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

          500   North Carolina Capital Facilities Financing Agency, Exempt            8/14 at 100.00         BBB            498,325
                 Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Mandatory put 8/01/07)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       35

                        Nuveen North Carolina Dividend Advantage Municipal Fund (NRB) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

$         250   North Carolina Medical Care Commission, Revenue Bonds,                9/15 at 100.00         N/R     $      251,290
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 3.9% (2.7% OF TOTAL INVESTMENTS)

          750   Columbus County Industrial Facilities and Pollution Control           4/07 at 102.00         BBB            773,153
                 Financing Authority, North Carolina, Environmental
                 Improvement Revenue Bonds, International Paper Company
                 Project, Series 1997A, 6.150%, 4/01/21 (Alternative
                 Minimum Tax)

          515   Gaston County Industrial Facilities and Pollution Control             8/15 at 100.00         N/R            539,741
                 Financing Authority, North Carolina, National Gypsum
                 Company Project Exempt Facilities Revenue Bonds,
                 Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,265   Total Materials                                                                                           1,312,894
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 6.3% (4.2% OF TOTAL INVESTMENTS)

                North Carolina, General Obligation Bonds, Series 2004A:
        1,000    5.000%, 3/01/18                                                      3/14 at 100.00         AAA          1,056,800
        1,000    5.000%, 3/01/22                                                      3/14 at 100.00         AAA          1,048,680

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Tax Obligation/General                                                                              2,105,480
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 24.3% (16.3% OF TOTAL INVESTMENTS)

        1,330   Cabarrus County, North Carolina, Certificates of Participation,       2/13 at 100.00         AA-          1,409,361
                 Series 2002, 5.250%, 2/01/15

        1,400   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,480,612
                 Governmental Facilities Projects, Series 2003G,
                 5.375%, 6/01/26

        1,870   Dare County, North Carolina, Certificates of Participation,          12/12 at 100.00         AAA          2,001,742
                 Series 2002, 5.250%, 6/01/15 - AMBAC Insured

        1,250   Davidson County, North Carolina, Certificates of Participation,       6/14 at 100.00         AAA          1,324,025
                 Series 2004, 5.250%, 6/01/21 - AMBAC Insured

        1,390   Durham, North Carolina, Certificates of Participation,                6/15 at 100.00         AA+          1,434,730
                 Series 2005B, 5.000%, 6/01/25

          470   Raleigh, North Carolina, Certificates of Participation,               6/14 at 100.00         AA+            487,240
                 Downtown Improvement Project, Series 2004B,
                 5.000%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
        7,710   Total Tax Obligation/Limited                                                                              8,137,710
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.2% (4.2% OF TOTAL INVESTMENTS)

          450   Piedmont Triad Airport Authority, North Carolina, Airport             7/15 at 100.00         AAA            470,191
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/20 -
                 XLCA Insured

        1,530   Raleigh Durham Airport Authority, North Carolina, Airport             5/11 at 101.00         Aaa          1,619,199
                 Revenue Bonds, Series 2001A, 5.250%, 11/01/18 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,980   Total Transportation                                                                                      2,089,390
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 3.2% (2.1% OF TOTAL INVESTMENTS) (4)

        1,000   Broad River Water Authority, North Carolina, Water System             6/10 at 101.00         Aaa          1,070,080
                 Revenue Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded
                 6/01/10) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 22.4% (15.1% OF TOTAL INVESTMENTS)

                Greenville, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001:
        1,000    5.250%, 9/01/20 - FSA Insured                                        9/11 at 101.00         AAA          1,062,080
          500    5.250%, 9/01/21 - FSA Insured                                        9/11 at 101.00         AAA            528,760

          500   North Carolina Eastern Municipal Power Agency, Power System           1/16 at 100.00         AAA            535,140
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 -
                 AMBAC Insured

        2,500   North Carolina Eastern Municipal Power Agency, Power System           7/06 at 100.00         AAA          2,503,350
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured

        1,000   North Carolina Eastern Municipal Power Agency, Power System           1/09 at 102.00         BBB          1,055,650
                  Revenue Refunding Bonds, Series 1999B, 5.650%, 1/01/16

          250   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA            261,600
                 Series 2005RR, 5.000%, 7/01/24 - FGIC Insured


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,500   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00          A3     $    1,575,255
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company, Series 2002,
                 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,250   Total Utilities                                                                                           7,521,835
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 20.0% (13.5% OF TOTAL INVESTMENTS)

        2,250   Charlotte, North Carolina, Water and Sewerage System                  6/11 at 101.00         AAA          2,347,132
                 Revenue Bonds, Series 2001, 5.125%, 6/01/26

                Greensboro, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001A:
          500    5.125%, 6/01/20                                                      6/11 at 101.00         AA+            527,015
          500    5.125%, 6/01/21                                                      6/11 at 101.00         AA+            524,875

          500   Greensboro, North Carolina, Combined Enterprise System                6/15 at 100.00         AA+            519,650
                 Revenue Bonds, Series 2005A, 5.000%, 6/01/25

          400   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            414,808
                  Revenue Bonds, Series 2004B, 5.000%, 6/01/23 -
                  XLCA Insured

        2,275   Winston-Salem, North Carolina, Water and Sewerage System              6/12 at 100.00         AAA          2,386,020
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/17

------------------------------------------------------------------------------------------------------------------------------------
        6,425   Total Water and Sewer                                                                                     6,719,500
------------------------------------------------------------------------------------------------------------------------------------
$      47,780   Total Investments (cost $48,373,867) - 148.5%                                                            49,807,721
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                        728,969
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.7)%                                                        (17,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  33,536,690
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 26.6% (17.9% OF TOTAL INVESTMENTS)

                Appalachian State University, North Carolina, Housing and
                Student Center System Revenue Refunding Bonds, Series 2001:
$         600    5.125%, 7/15/24 - MBIA Insured                                       1/11 at 101.00         Aaa     $      629,040
          200    5.125%, 7/15/27 - MBIA Insured                                       1/11 at 101.00         Aaa            206,830

                Appalachian State University, North Carolina, Housing and
                Student Center System Revenue Refunding Bonds, Series 2002:
        1,040    5.000%, 7/15/14 - MBIA Insured                                       7/12 at 100.00         Aaa          1,099,634
        1,000    5.000%, 7/15/15 - MBIA Insured                                       7/12 at 100.00         Aaa          1,045,660

                North Carolina Capital Facilities Financing Agency, Revenue
                Bonds, Duke University, Series 2001A:
        3,750    5.125%, 10/01/26                                                    10/11 at 100.00         AA+          3,875,773
        2,000    5.125%, 10/01/41                                                    10/11 at 100.00         AA+          2,043,340

          500   University of North Carolina System, Pooled Revenue Bonds,            4/14 at 100.00         Aaa            519,835
                 Series 2004C, 5.000%, 4/01/24 - AMBAC Insured

        1,000   University of North Carolina System, Pooled Revenue Bonds,            4/15 at 100.00         AAA          1,046,820
                 Series 2005A, 5.000%, 4/01/22 - AMBAC Insured

        1,100   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA          1,182,225
                 Bonds, Series 2002A, 5.375%, 4/01/19 - AMBAC Insured

                University of North Carolina Wilmington, Certificates of
                Participation, Student Housing Project Revenue Bonds,
                Series 2006:
          500    5.000%, 6/01/21 - FGIC Insured                                       6/16 at 100.00         AAA            522,210
          250    5.000%, 6/01/37 - FGIC Insured                                       6/16 at 100.00         AAA            255,830

        1,500   University of North Carolina, Chapel Hill, System Net Revenue           No Opt. Call         AA+          1,593,015
                 Bonds, Series 2002B, 5.000%, 12/01/11

          250   University of North Carolina, Charlotte, Certificates of              3/15 at 100.00         AAA            261,058
                 Participation, Student Housing Project, Series 2005,
                 5.000%, 3/01/21 - AMBAC Insured

          400   University of North Carolina, Greensboro, General Revenue             4/11 at 101.00         AAA            427,728
                 Refunding Bonds, Series 2002B, 5.375%, 4/01/17 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       14,090   Total Education and Civic Organizations                                                                  14,708,998
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.2% (16.2% OF TOTAL INVESTMENTS)

        2,130   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00          AA          2,161,141
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

          200   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/15 at 100.00          AA            202,012
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

        1,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          1,033,080
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        11/13 at 100.00         AA-          2,064,940
                 Revenue Bonds, Novant Health Obligated Group,
                 Series 2003A, 5.000%, 11/01/20

        1,005   North Carolina Medical Care Commission, Healthcare Facilities         1/12 at 100.00           A          1,052,667
                 Revenue Bonds, Union Regional Medical Center, Series 2002A,
                 5.250%, 1/01/13

                North Carolina Medical Care Commission, Hospital Revenue
                Bonds, Southeastern Regional Medical Center, Series 2002:
        1,000    5.500%, 6/01/15                                                      6/12 at 101.00           A          1,063,420
        2,000    5.250%, 6/01/22                                                      6/12 at 101.00           A          2,057,400

        2,000   North Carolina Medical Care Commission, Revenue Bonds,                1/15 at 100.00         AAA          2,051,840
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                North Carolina Medical Care Commission, Revenue Bonds,
                Cleveland County Healthcare System, Series 2004A:
$         595    5.250%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00         AAA     $      632,396
          500    5.250%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00         AAA            530,025

          500   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00          AA            513,810
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

------------------------------------------------------------------------------------------------------------------------------------
       12,930   Total Health Care                                                                                        13,362,731
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.9% (2.6% OF TOTAL INVESTMENTS)

          375   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA            380,918
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 - AMBAC Insured (Alternative
                 Minimum Tax)

                North Carolina Housing Finance Agency, Home Ownership
                Revenue Bonds, Series 13A:
          875    4.700%, 7/01/12 (Alternative Minimum Tax)                            7/11 at 100.00          AA            888,720
          880    4.850%, 7/01/13 (Alternative Minimum Tax)                            7/11 at 100.00          AA            895,743

------------------------------------------------------------------------------------------------------------------------------------
        2,130   Total Housing/Single Family                                                                               2,165,381
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.4% (1.0% OF TOTAL INVESTMENTS)

          800   North Carolina Capital Facilities Financing Agency, Exempt            8/14 at 100.00         BBB            797,320
                 Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Mandatory put 8/01/07)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.5% (0.3% OF TOTAL INVESTMENTS)

          250   North Carolina Medical Care Commission, Revenue Bonds,                9/15 at 100.00         N/R            251,290
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 3.8% (2.6% OF TOTAL INVESTMENTS)

          865   Gaston County Industrial Facilities and Pollution Control             8/15 at 100.00         N/R            906,555
                 Financing Authority, North Carolina, National Gypsum
                 Company Project Exempt Facilities Revenue Bonds,
                 Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)

        1,100   Northampton County Industrial Facilities and Pollution                2/11 at 101.00         BBB          1,168,497
                 Control Financing Authority, North Carolina, Environmental
                 Improvement Revenue Bonds, International Paper Company,
                 Series 2001A, 6.200%, 2/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,965   Total Materials                                                                                           2,075,052
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 2.4% (1.6% OF TOTAL INVESTMENTS)

          250   Durham County, North Carolina, General Obligation Bonds,              5/10 at 102.00         AAA            270,730
                 Series 2000, 5.600%, 5/01/15

        1,000   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA          1,048,680
                 5.000%, 3/01/22

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Tax Obligation/General                                                                              1,319,410
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 32.3% (21.7% OF TOTAL INVESTMENTS)

           30   Cabarrus County, North Carolina, Certificates of Participation,       2/13 at 100.00         AA-             31,704
                 Series 2002, 5.250%, 2/01/16

        1,750   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,787,293
                 Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/28

                Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                Series 2002:
        1,850    5.250%, 6/01/18                                                      6/12 at 101.00         AA+          1,976,244
          400    5.250%, 6/01/19                                                      6/12 at 101.00         AA+            427,296

        1,325   Dare County, North Carolina, Certificates of Participation,          12/12 at 100.00         AAA          1,413,907
                 Series 2002, 5.250%, 6/01/17 - AMBAC Insured

                Hartnett County, North Carolina, Certificates of Participation,
                Series 2002:
        1,000    5.250%, 12/01/15 - FSA Insured                                      12/12 at 101.00         AAA          1,067,060
        2,025    5.375%, 12/01/16 - FSA Insured                                      12/12 at 101.00         AAA          2,194,533

          715   Lee County, North Carolina, Certificates of Participation,            4/14 at 100.00         AAA            757,528
                 Public Schools and Community College, Series 2004,
                 5.250%, 4/01/20 - FSA Insured

        1,380   Pasquotank County, North Carolina, Certificates of Participation,     6/14 at 100.00         AAA          1,426,396
                 Series 2004, 5.000%, 6/01/25 - MBIA Insured


                                       39

                        Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,070   Pitt County, North Carolina, Certificates of Participation,           4/14 at 100.00         AAA     $    2,123,137
                 School Facilities Project, Series 2004B, 5.000%, 4/01/29 -
                 AMBAC Insured

        1,270   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA          1,412,812
                 Revenue Bonds, Series 2005C, 5.500%, 7/01/16 -
                 AMBAC Insured

                Raleigh, North Carolina, Certificates of Participation, Downtown
                Improvement Project, Series 2004B:
          805    5.000%, 6/01/20                                                      6/14 at 100.00         AA+            834,527
        1,310    5.000%, 6/01/21                                                      6/14 at 100.00         AA+          1,355,378

        1,000   Randolph County, North Carolina, Certificates of Participation,       6/14 at 102.00         AAA          1,048,530
                 Series 2004, 5.000%, 6/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,930   Total Tax Obligation/Limited                                                                             17,856,345
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 17.0% (11.4% OF TOTAL INVESTMENTS)

        2,035   Charlotte, North Carolina, Airport Revenue Bonds,                     7/14 at 100.00         AAA          2,081,764
                 Series 2004A, 5.000%, 7/01/34 - MBIA Insured

          590   Piedmont Triad Airport Authority, North Carolina, Airport             7/15 at 100.00         AAA            616,473
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/20 -
                 XLCA Insured

                Raleigh Durham Airport Authority, North Carolina, Airport
                Revenue Bonds, Series 2001A:
        1,000    5.250%, 11/01/15 - FGIC Insured                                      5/11 at 101.00         Aaa          1,059,670
        2,320    5.250%, 11/01/16 - FGIC Insured                                      5/11 at 101.00         Aaa          2,453,446
        2,230    5.250%, 11/01/17 - FGIC Insured                                      5/11 at 101.00         Aaa          2,360,009

                University of North Carolina, Charlotte, Parking System
                Revenue Bonds, Series 2002:
          270    5.000%, 1/01/20 - MBIA Insured                                       1/12 at 101.00         Aaa            281,200
          500    5.125%, 1/01/27 - MBIA Insured                                       1/12 at 101.00         Aaa            519,610

------------------------------------------------------------------------------------------------------------------------------------
        8,945   Total Transportation                                                                                      9,372,172
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 9.0% (6.1% OF TOTAL INVESTMENTS) (4)

        1,465   Orange Water and Sewerage Authority, North Carolina,                  7/11 at 101.00     AA+ (4)          1,560,767
                 Water and Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 7/01/20 (Pre-refunded 7/01/11)

        3,200   Wake County, North Carolina, General Obligation School Bonds,         2/10 at 101.50         AAA          3,429,568
                 Series 2000, 5.400%, 2/01/13 (Pre-refunded 2/01/10)

------------------------------------------------------------------------------------------------------------------------------------
        4,665   Total U.S. Guaranteed                                                                                     4,990,335
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.9% (9.3% OF TOTAL INVESTMENTS)

          500   North Carolina Eastern Municipal Power Agency, Power                  1/16 at 100.00         AAA            535,140
                 System Revenue Bonds, Series 2005, 5.250%, 1/01/20 -
                 AMBAC Insured

        2,500   North Carolina Eastern Municipal Power Agency, Power                  7/06 at 100.00         AAA          2,503,350
                 System Revenue Refunding Bonds, Series 1993B,
                 5.500%, 1/01/17 - FGIC Insured

        1,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00          A3          1,628,355
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

          250   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA            261,600
                 Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

        2,600   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00          A3          2,730,442
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company, Series 2002,
                 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,350   Total Utilities                                                                                           7,658,887
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.9% (9.3% OF TOTAL INVESTMENTS)

        2,520   Charlotte, North Carolina, Water and Sewerage System                    No Opt. Call         AAA          2,732,764
                 Revenue Bonds, Series 2002A, 5.250%, 7/01/13

        1,000   Durham County, North Carolina, Enterprise System Revenue              6/13 at 100.00         AAA          1,037,280
                 Bonds, Series 2002, 5.000%, 6/01/23 - MBIA Insured

                Raleigh, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2004:
        1,000    5.000%, 3/01/21                                                      3/14 at 100.00         AAA          1,046,660
        1,750    5.000%, 3/01/22                                                      3/14 at 100.00         AAA          1,828,138


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,000   Wilmington, North Carolina, Water and Sewer Revenue Bonds,            6/15 at 100.00         AAA     $    1,043,820
                 Series 2005, 5.000%, 6/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,270   Total Water and Sewer                                                                                     7,688,662
------------------------------------------------------------------------------------------------------------------------------------
$      78,575   Total Investments (cost $80,141,720) - 148.9%                                                            82,246,583
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,004,901
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.7)%                                                        (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  55,251,484
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.6% (2.4% OF TOTAL INVESTMENTS)

$       2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,041,100
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.9% (10.7% OF TOTAL INVESTMENTS)

                North Carolina Capital Facilities Financing Agency, Revenue
                Bonds, Duke University, Series 2001A:
        1,750    5.125%, 10/01/26                                                    10/11 at 100.00         AA+          1,808,695
          500    5.125%, 10/01/41                                                    10/11 at 100.00         AA+            510,835

        3,000   North Carolina Capital Facilities Financing Agency, Revenue          10/12 at 100.00         AA+          3,075,540
                 Bonds, Duke University, Series 2002A, 5.125%, 7/01/42

          500   University of North Carolina System, Pooled Revenue Bonds,            4/14 at 100.00         Aaa            519,835
                 Series 2004C, 5.000%, 4/01/24 - AMBAC Insured

        1,900   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA          1,959,660
                 Bonds, Series 2002A, 5.000%, 4/01/27 - AMBAC Insured

                University of North Carolina Wilmington, Certificates of
                Participation, Student Housing Project Revenue Bonds,
                Series 2006:
          500    5.000%, 6/01/21 - FGIC Insured                                       6/16 at 100.00         AAA            522,210
          500    5.000%, 6/01/37 - FGIC Insured                                       6/16 at 100.00         AAA            511,660

------------------------------------------------------------------------------------------------------------------------------------
        8,650   Total Education and Civic Organizations                                                                   8,908,435
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.7% (8.6% OF TOTAL INVESTMENTS)

          750   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00          AA            760,965
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

        2,000   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/07 at 102.00          AA          2,045,380
                 Healthcare System Revenue Bonds, DBA Carolina Healthcare
                 System, Series 1997A, 5.125%, 1/15/22

          200   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/15 at 100.00          AA            202,012
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

        1,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          1,033,080
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31

        2,000   North Carolina Medical Care Commission, Healthcare                   11/13 at 100.00         AA-          2,074,140
                 Facilities Revenue Bonds, Novant Health Obligated Group,
                 Series 2003A, 5.000%, 11/01/18

          500   North Carolina Medical Care Commission, Revenue Bonds,                1/15 at 100.00         AAA            512,960
                 Blue Ridge Healthcare System, Series 2005,
                 5.000%, 1/01/33 - FGIC Insured

          500   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00          AA            513,810
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

------------------------------------------------------------------------------------------------------------------------------------
        6,950   Total Health Care                                                                                         7,142,347
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.9% (1.2% OF TOTAL INVESTMENTS)

        1,000   Mecklenburg County, North Carolina, FNMA Multifamily                  7/13 at 105.00         AAA          1,032,230
                 Housing Revenue Bonds, Little Rock  Apartments, Series 2003,
                 5.150%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,135   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          1,175,633
                 Revenue Bonds, 1998 Trust Agreement, Series 5A,
                 5.625%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

          800   North Carolina Capital Facilities Financing Agency, Exempt            8/14 at 100.00         BBB            797,320
                 Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Mandatory put 8/01/07)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.5% (1.7% OF TOTAL INVESTMENTS)

$       1,400   Haywood County Industrial Facilities and Pollution Control            6/06 at 102.00         BBB     $    1,418,522
                 Financing Authority, North Carolina, Environmental
                 Improvement Revenue Bonds, Champion International
                 Corporation, Series 1995A, 5.750%, 12/01/25 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 18.4% (12.4% OF TOTAL INVESTMENTS)

        3,900   Cary, North Carolina, General Obligation Water and Sewer              3/11 at 102.00         AAA          4,087,395
                 Bonds, Series 2001, 5.000%, 3/01/20

                Lincoln County, North Carolina, General Obligation Bonds,
                Series 2002A:
          850    5.000%, 6/01/19 - FGIC Insured                                       6/12 at 101.00         AAA            893,664
          900    5.000%, 6/01/20 - FGIC Insured                                       6/12 at 101.00         AAA            944,892
        1,050    5.000%, 6/01/21 - FGIC Insured                                       6/12 at 101.00         AAA          1,094,090

          500   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA            524,340
                 5.000%, 3/01/22

        2,000   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA          2,361,720
                 Refunding Bonds, Series 1997, 6.500%, 7/01/15 -
                 MBIA Insured

          400   Raleigh, North Carolina, General Obligation Bonds, Series 2002,       6/12 at 100.00         AAA            418,068
                 5.000%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
        9,600   Total Tax Obligation/General                                                                             10,324,169
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 29.4% (19.8% OF TOTAL INVESTMENTS)

        1,550   Cary, North Carolina, Certificates of Participation, Public          12/12 at 100.00         AA+          1,625,470
                 Improvement Projects, Series 2002A, 5.000%, 12/01/17

        1,800   Catawba County, North Carolina, Certificates of Participation,        6/14 at 100.00         Aaa          1,910,340
                 Series 2004, 5.250%, 6/01/22 - MBIA Insured

        1,500   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds,        9/07 at 102.00         AAA          1,550,790
                 Arena Project, Series 1997, 5.125%, 9/01/19 - FSA Insured

        2,750   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          2,795,458
                 Governmental Facilities Projects, Series 2003G,
                 5.000%, 6/01/33

        3,000   Dare County, North Carolina, Certificates of Participation,          12/12 at 100.00         AAA          3,090,540
                 Series 2002, 5.000%, 6/01/23 - AMBAC Insured

          500   Lee County, North Carolina, Certificates of Participation,            4/14 at 100.00         AAA            529,740
                 Public Schools and Community College, Series 2004,
                 5.250%, 4/01/20 - FSA Insured

        1,000   North Carolina, Certificates of Participation, Repair and             6/14 at 100.00         AA+          1,036,680
                 Renovation Project, Series 2004B, 5.000%, 6/01/20

        2,000   Rutherford County, North Carolina, Certificates of Participation,     9/12 at 101.00         AAA          2,078,700
                 Series 2002, 5.000%, 9/01/21 - AMBAC Insured

        1,785   Union County, North Carolina, Certificates of Participation,          6/13 at 101.00         AAA          1,870,341
                 Series 2003, 5.000%, 6/01/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,885   Total Tax Obligation/Limited                                                                             16,488,059
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 9.1% (6.1% OF TOTAL INVESTMENTS)

                Raleigh Durham Airport Authority, North Carolina, Airport
                Revenue Bonds, Series 2001A:
        1,780    5.250%, 11/01/15 - FGIC Insured                                      5/11 at 101.00         Aaa          1,886,213
        3,100    5.000%, 11/01/20 - FGIC Insured                                      5/11 at 101.00         Aaa          3,233,579

------------------------------------------------------------------------------------------------------------------------------------
        4,880   Total Transportation                                                                                      5,119,792
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 10.9% (7.3% OF TOTAL INVESTMENTS) (4)

          500   Broad River Water Authority, North Carolina, Water System             6/10 at 101.00         Aaa            535,040
                 Revenue Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded
                 6/01/10) - MBIA Insured

           50   Cumberland County, North Carolina, Hospital Facility Revenue         10/09 at 101.00      A- (4)             52,761
                 Bonds, Cumberland County Hospital System Inc., Cape Fear
                 Valley Health System, Series 1999, 5.250%, 10/01/29
                 (Pre-refunded 10/01/09)

                Forsyth County, North Carolina, Certificates of Participation,
                Public Facilities and Equipment Project, Series 2002:
        1,325    5.125%, 1/01/16 (Pre-refunded 1/01/13)                               1/13 at 101.00     AA+ (4)          1,430,682
          770    5.250%, 1/01/19 (Pre-refunded 1/01/13)                               1/13 at 101.00     AA+ (4)            836,959
        1,235    5.250%, 1/01/23 (Pre-refunded 1/01/13)                               1/13 at 101.00     AA+ (4)          1,342,396


                                       43

                        Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NII) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         800   Mecklenburg County, North Carolina, General Obligation Public         4/10 at 101.50         AAA     $      847,976
                 Improvement Bonds, Series 2000D, 5.000%, 4/01/13
                 (Pre-refunded 4/01/10)

        1,000   North Carolina, General Obligation Bonds, Series 2000A,               9/10 at 102.00         AAA          1,071,570
                 5.100%, 9/01/16 (Pre-refunded 9/01/10)

------------------------------------------------------------------------------------------------------------------------------------
        5,680   Total U.S. Guaranteed                                                                                     6,117,384
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 15.8% (10.6% OF TOTAL INVESTMENTS)

          500   North Carolina Eastern Municipal Power Agency, Power                  1/16 at 100.00         AAA            535,140
                 System Revenue Bonds, Series 2005, 5.250%, 1/01/20 -
                 AMBAC Insured

        4,000   North Carolina Eastern Municipal Power Agency, Power System           7/06 at 100.00         AAA          4,005,360
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured

        2,665   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          2,849,685
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/15 -
                 AMBAC Insured

        1,400   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00          A3          1,470,238
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company, Series 2002,
                 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        8,565   Total Utilities                                                                                           8,860,423
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 25.0% (16.8% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Water and Sewerage System Revenue
                Bonds, Series 2001:
          750    5.125%, 6/01/26                                                      6/11 at 101.00         AAA            782,377
        1,780    5.125%, 6/01/26 - FGIC Insured                                       6/11 at 101.00         AAA          1,856,843

                Durham County, North Carolina, Enterprise System Revenue
                Bonds, Series 2002:
          680    5.000%, 6/01/16 - MBIA Insured                                       6/13 at 100.00         AAA            719,841
          710    5.000%, 6/01/17 - MBIA Insured                                       6/13 at 100.00         AAA            746,033
          300    5.000%, 6/01/18 - MBIA Insured                                       6/13 at 100.00         AAA            314,835

        2,500   Kannapolis, North Carolina, Water and Sewerage System                 2/12 at 101.00         AAA          2,597,325
                 Revenue Bonds, Series 2001B, 5.250%, 2/01/26 - FSA Insured
                 (Alternative Minimum Tax)

          500   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            518,510
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 -
                 XLCA Insured

        1,000   Orange Water and Sewerage Authority, North Carolina, Water            7/11 at 101.00         AA+          1,026,050
                 and Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 7/01/26

                Winston-Salem, North Carolina, Water and Sewerage System
                Revenue Bonds, Series 2002A:
          500    5.000%, 6/01/17                                                      6/12 at 100.00         AAA            524,400
        4,715    5.000%, 6/01/19                                                      6/12 at 100.00         AAA          4,932,547

------------------------------------------------------------------------------------------------------------------------------------
       13,435   Total Water and Sewer                                                                                    14,018,761
------------------------------------------------------------------------------------------------------------------------------------
$      79,980   Total Investments (cost $81,833,454) - 148.9%                                                            83,444,175
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                        605,236
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.0)%                                                        (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  56,049,411
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES May 31, 2006
                                                                                          GEORGIA           GEORGIA         GEORGIA
                                                                                          PREMIUM          DIVIDEND        DIVIDEND
                                                                                           INCOME         ADVANTAGE     ADVANTAGE 2
                                                                                            (NPG)             (NZX)           (NKG)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $79,126,443, $41,919,117
   and $95,071,247, respectively)                                                     $82,061,452       $43,202,273     $96,677,122
Receivables:
   Interest                                                                             1,426,955           677,262       1,614,507
   Investments sold                                                                            --           271,075              --
Unrealized appreciation on forward swaps                                                       --                --         197,717
Other assets                                                                                2,835             4,379           4,565
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                     83,491,242        44,154,989      98,493,911
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                            295,015           214,181         268,635
Payable for investments purchased                                                              --                --         271,075
Accrued expenses:
   Management fees                                                                         45,020            12,597          26,439
   Other                                                                                   20,172            13,220          21,325
Preferred share dividends payable                                                          12,792             2,794           5,007
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                   372,999           242,792         592,481
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 27,800,000        15,000,000      33,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                $55,318,243       $28,912,197     $64,901,430
====================================================================================================================================
Common shares outstanding                                                               3,802,996         1,965,145       4,553,660
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                              $     14.55       $     14.71     $     14.25
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                               $    38,030       $    19,651     $    45,537
Paid-in surplus                                                                        52,337,145        27,835,415      64,257,862
Undistributed (Over-distribution of) net investment income                                 74,721           108,622        (232,770)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                                            (66,662)         (334,647)       (972,791)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                                          2,935,009         1,283,156       1,803,592
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                $55,318,243       $28,912,197     $64,901,430
====================================================================================================================================
Authorized shares:
   Common                                                                               Unlimited         Unlimited       Unlimited
   Preferred                                                                            Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES May 31, 2006 (continued)
                                                                          NORTH             NORTH             NORTH           NORTH
                                                                       CAROLINA          CAROLINA          CAROLINA        CAROLINA
                                                                        PREMIUM          DIVIDEND          DIVIDEND        DIVIDEND
                                                                         INCOME         ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                          (NNC)             (NRB)             (NNO)           (NII)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $130,910,602, $48,373,867,
   $80,141,720 and $81,833,454, respectively)                      $134,087,089       $49,807,721       $82,246,583     $83,444,175
Receivables:
   Interest                                                           2,498,855           918,850         1,378,766       1,419,907
   Investments sold                                                   5,671,808                --           524,698         524,698
Unrealized appreciation on forward swaps                                     --                --                --              --
Other assets                                                              8,466             7,694             6,173           4,512
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  142,266,218        50,734,265        84,156,220      85,393,292
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                        1,231,826           164,884           326,451         758,689
Payable for investments purchased                                     3,068,584                --           525,022         525,022
Accrued expenses:
   Management fees                                                       74,528            16,659            23,916          22,710
   Other                                                                 37,466            14,808            25,252          22,855
Preferred share dividends payable                                        20,779             1,224             4,095          14,605
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               4,433,183           197,575           904,736       1,343,881
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               46,800,000        17,000,000        28,000,000      28,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 91,033,035       $33,536,690       $55,251,484     $56,049,411
====================================================================================================================================
Common shares outstanding                                             6,348,475         2,255,999         3,745,682       3,929,765
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.34       $     14.87       $     14.75       $   14.26
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     63,485       $    22,560       $    37,457      $   39,298
Paid-in surplus                                                      87,779,665        31,979,890        53,135,174      55,451,782
Undistributed (Over-distribution of) net investment income               34,949           113,085           (87,058)       (137,873)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                          (21,551)          (12,699)           61,048        (914,517)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        3,176,487         1,433,854         2,104,863       1,610,721
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 91,033,035       $33,536,690       $55,251,484     $56,049,411
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited         Unlimited         Unlimited       Unlimited
   Preferred                                                          Unlimited         Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended May 31, 2006
                                                                                          GEORGIA           GEORGIA         GEORGIA
                                                                                          PREMIUM          DIVIDEND        DIVIDEND
                                                                                           INCOME         ADVANTAGE     ADVANTAGE 2
                                                                                            (NPG)             (NZX)           (NKG)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $ 4,007,893        $2,095,358     $ 4,513,185
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                           537,920           283,743         631,240
Preferred shares - auction fees                                                            69,579            37,543          82,626
Preferred shares - dividend disbursing agent fees                                          10,000            10,000          10,000
Shareholders' servicing agent fees and expenses                                             6,268               489             905
Custodian's fees and expenses                                                              23,843            14,440          32,955
Trustees' fees and expenses                                                                 1,824               952           2,111
Professional fees                                                                          12,279            10,783          13,086
Shareholders' reports - printing and mailing expenses                                      15,676             9,151          15,185
Stock exchange listing fees                                                                   243               167             387
Investor relations expense                                                                 11,270             7,688          12,298
Other expenses                                                                             12,520            10,813          13,303
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                      701,422           385,769         814,096
   Custodian fee credit                                                                   (13,471)           (2,722)         (6,084)
   Expense reimbursement                                                                       --          (133,098)       (315,844)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                              687,951           249,949         492,168
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   3,319,942         1,845,409       4,021,017
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                 463,246            15,105         (56,044)
Net realized gain (loss) from forward swaps                                                    --           (19,734)        (13,236)
Change in net unrealized appreciation (depreciation) of investments                    (2,358,498)         (994,754)     (2,417,797)
Change in net unrealized appreciation (depreciation) of forward swaps                          --            67,410         436,491
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                (1,895,252)         (931,973)     (2,050,586)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                               (645,442)         (368,644)       (859,541)
From accumulated net realized gains                                                       (29,168)               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                               (674,610)         (368,644)       (859,541)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                    $   750,080        $  544,792     $ 1,110,890
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended May 31, 2006 (continued)
                                                                          NORTH             NORTH            NORTH            NORTH
                                                                       CAROLINA          CAROLINA         CAROLINA         CAROLINA
                                                                        PREMIUM          DIVIDEND         DIVIDEND         DIVIDEND
                                                                         INCOME         ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)             (NRB)            (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 6,753,731       $ 2,418,420      $ 3,884,162      $ 3,885,435
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         894,501           327,085          541,184          543,710
Preferred shares - auction fees                                         117,134            42,549           70,107           70,080
Preferred shares - dividend disbursing agent fees                        10,000            10,000           10,000           10,000
Shareholders' servicing agent fees and expenses                          12,475               462              928              898
Custodian's fees and expenses                                            50,928            19,065           27,278           24,518
Trustees' fees and expenses                                               2,975             1,126            1,948            1,772
Professional fees                                                        14,013            10,957           12,065           12,440
Shareholders' reports - printing and mailing expenses                    25,317            10,405           14,586           16,460
Stock exchange listing fees                                              10,197               192              318              334
Investor relations expense                                               17,293             7,773           11,111           11,322
Other expenses                                                           15,166            10,775           12,482           12,104
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,169,999           440,389          702,007          703,638
   Custodian fee credit                                                 (10,799)           (7,154)          (9,681)          (5,216)
   Expense reimbursement                                                     --          (145,085)        (253,859)        (272,048)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,159,200           288,150          438,467          426,374
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 5,594,531         2,130,270        3,445,695        3,459,061
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               406,707            95,322          144,400           11,352
Net realized gain (loss) from forward swaps                                  --                --          (83,226)        (165,393)
Change in net unrealized appreciation (depreciation) of investments  (4,033,853)       (1,195,026)      (2,445,879)      (2,071,239)
Change in net unrealized appreciation (depreciation) of forward swaps        --                --          172,011          258,425
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               (3,627,146)      (1,099,704)      (2,212,694)      (1,966,855)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                            (1,024,654)        (384,276)        (652,732)        (695,922)
From accumulated net realized gains                                     (136,337)              --          (46,077)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                            (1,160,991)        (384,276)        (698,809)        (695,922)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $    806,394      $   646,290      $   534,192      $   796,284
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                              GEORGIA                            GEORGIA                           GEORGIA
                                        PREMIUM INCOME (NPG)             DIVIDEND ADVANTAGE (NZX)         DIVIDEND ADVANTAGE 2 (NKG)
                                   ----------------------------       -----------------------------      ---------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                       5/31/06          5/31/05           5/31/06           5/31/05          5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 3,319,942      $ 3,487,265       $ 1,845,409       $ 1,888,117      $ 4,021,017    $ 3,981,875
Net realized gain (loss) from
   investments                         463,246          334,583            15,105            55,245          (56,044)        63,329
Net realized gain (loss) from
   forward swaps                            --               --           (19,734)         (333,601)         (13,236)      (811,165)
Change in net unrealized
   appreciation (depreciation)
   of investments                   (2,358,498)       2,888,311          (994,754)        2,011,284       (2,417,797)     5,230,264
Change in net unrealized appreciation
   (depreciation) of forward
   swaps                                    --               --            67,410           (67,410)         436,491       (238,774)
Distributions to
   Preferred Shareholders:
   From net investment income         (645,442)        (347,395)         (368,644)         (200,088)        (859,541)      (496,382)
   From accumulated net realized gains (29,168)              --                --              (976)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                     750,080        6,362,764           544,792         3,352,571        1,110,890      7,729,147
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (2,967,320)      (3,420,792)       (1,699,327)       (1,717,243)      (3,183,008)    (3,565,514)
From accumulated net realized gains   (251,264)              --                --           (16,271)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders           (3,218,584)      (3,420,792)       (1,699,327)       (1,733,514)      (3,183,008)    (3,565,514)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Offering costs adjustments               --               --                --                --               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions      99,552          138,628            59,258            26,856               --             --
Preferred shares offering
   costs adjustments                        --               --                --            13,620               --            100
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions           99,552          138,628            59,258            40,476               --            100
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares      (2,368,952)       3,080,600        (1,095,277)        1,659,533       (2,072,118)     4,163,733
Net assets applicable to Common
   shares at the beginning of year  57,687,195       54,606,595        30,007,474        28,347,941       66,973,548     62,809,815
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year       $55,318,243      $57,687,195       $28,912,197       $30,007,474      $64,901,430    $66,973,548
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                     $    74,721      $   371,927       $   108,622       $   331,184      $  (232,770)   $  (211,238)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                            NORTH CAROLINA                     NORTH CAROLINA
                                                                          PREMIUM INCOME (NNC)            DIVIDEND ADVANTAGE (NRB)
                                                                     -----------------------------      ---------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         5/31/06           5/31/05          5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 5,594,531       $ 5,780,153      $ 2,130,270     $ 2,179,263
Net realized gain (loss) from
   investments                                                           406,707         1,595,461           95,322         117,198
Net realized gain (loss) from
   forward swaps                                                              --                --               --        (105,324)
Change in net unrealized appreciation
   (depreciation) of investments                                      (4,033,853)        2,755,786       (1,195,026)      1,727,315
Change in net unrealized appreciation
   (depreciation) of forward
   swaps                                                                      --                --               --              --
Distributions to Preferred Shareholders:
   From net investment income                                         (1,024,654)         (680,330)        (384,276)       (201,792)
   From accumulated net realized gains                                  (136,337)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                       806,394         9,451,070          646,290       3,716,660
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (4,996,624)       (5,600,573)      (1,984,988)     (2,066,665)
From accumulated net realized gains                                   (1,010,708)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (6,007,332)       (5,600,573)      (1,984,988)     (2,066,665)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Offering costs adjustments                                                 --                --               --              --
   Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions                                       226,109           216,479           55,870          59,033
Preferred shares offering costs adjustments                                   --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                            226,109           216,479           55,870          59,033
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (4,974,829)        4,066,976       (1,282,828)      1,709,028
Net assets applicable to Common
   shares at the beginning of year                                    96,007,864        91,940,888       34,819,518      33,110,490
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $91,033,035       $96,007,864      $33,536,690     $34,819,518
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                       $    34,949       $   461,694      $   113,085     $   352,079
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                             NORTH CAROLINA                    NORTH CAROLINA
                                                                        DIVIDEND ADVANTAGE 2 (NNO)       DIVIDEND ADVANTAGE 3 (NII)
                                                                     -----------------------------      ---------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         5/31/06           5/31/05          5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 3,445,695       $ 3,499,776      $ 3,459,061     $ 3,483,952
Net realized gain (loss) from
   investments                                                           144,400           748,290           11,352          39,251
Net realized gain (loss) from
   forward swaps                                                         (83,226)           20,984         (165,393)       (444,372)
Change in net unrealized appreciation
   (depreciation) of investments                                      (2,445,879)        2,568,886       (2,071,239)      4,217,563
Change in net unrealized appreciation
   (depreciation) of forward
   swaps                                                                 172,011          (172,011)         258,425        (258,425)
Distributions to Preferred Shareholders:
   From net investment income                                           (652,732)         (384,082)        (695,922)       (419,248)
   From accumulated net realized gains                                   (46,077)          (18,106)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                       534,192         6,263,737          796,284       6,618,721
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (3,076,672)       (3,229,318)      (2,840,173)     (3,119,389)
From accumulated net realized gains                                     (463,738)         (260,889)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from distributions
   to Common shareholders                                             (3,540,410)       (3,490,207)      (2,840,173)     (3,119,389)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Offering costs adjustments                                              6,568                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                        89,225            70,466           58,742          53,721
Preferred shares offering costs adjustments                                6,694                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                            102,487            70,466           58,742          53,721
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (2,903,731)        2,843,996       (1,985,147)      3,553,053
Net assets applicable to Common
   shares at the beginning of year                                    58,155,215        55,311,219       58,034,558      54,481,505
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $55,251,484       $58,155,215      $56,049,411     $58,034,558
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                       $   (87,058)      $   182,568      $  (137,873)    $   (60,839)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
      FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund
(NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund
(NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3
(NII) are traded on the American Stock Exchange while Common shares of North Carolina Premium Income (NNC) are traded on the New York Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2006, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                                  NORTH        NORTH        NORTH          NORTH
                       GEORGIA      GEORGIA       GEORGIA      CAROLINA     CAROLINA     CAROLINA       CAROLINA
                       PREMIUM     DIVIDEND      DIVIDEND       PREMIUM     DIVIDEND     DIVIDEND       DIVIDEND
                        INCOME    ADVANTAGE   ADVANTAGE 2        INCOME    ADVANTAGE  ADVANTAGE 2    ADVANTAGE 3
                         (NPG)        (NZX)         (NKG)         (NNC)        (NRB)         (NNO)         (NII)
----------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                 --          600            --            --           --            --            --
   Series T                 --           --            --            --          680            --            --
   Series W                 --           --            --            --           --            --         1,120
   Series TH             1,112           --            --         1,872           --            --            --
   Series F                 --           --         1,320            --           --         1,120            --
================================================================================================================

Forward Swap Transactions
The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)



2. FUND SHARES

Transactions in Common shares were as follows:

                                                    GEORGIA              GEORGIA DIVIDEND          GEORGIA DIVIDEND
                                             PREMIUM INCOME (NPG)         ADVANTAGE (NZX)          ADVANTAGE 2 (NKG)
                                            -----------------------  -----------------------    -----------------------
                                            YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                               5/31/06      5/31/05     5/31/06      5/31/05       5/31/06      5/31/05
-----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions          6,229        8,727       3,662        1,724            --           --
=======================================================================================================================
                                                                           NORTH CAROLINA            NORTH CAROLINA
                                                                       PREMIUM INCOME (NNC)     DIVIDEND ADVANTAGE (NRB)
                                                                     -----------------------    -----------------------
                                                                     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                        5/31/06      5/31/05       5/31/06      5/31/05
-----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                  14,230       13,171        3,276         3,678
=======================================================================================================================
                                                                           NORTH CAROLINA            NORTH CAROLINA
                                                                              DIVIDEND                  DIVIDEND
                                                                         ADVANTAGE 2 (NNO)          ADVANTAGE 3 (NII)
                                                                     -----------------------    -----------------------
                                                                     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                        5/31/06      5/31/05       5/31/06      5/31/05
-----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                   5,637        4,454         3,940        3,600
=======================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2006, were as follows:

                                                                        GEORGIA      GEORGIA      GEORGIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPG)        (NZX)        (NKG)
---------------------------------------------------------------------------------------------------------
Purchases                                                           $12,799,242   $2,138,490   $8,053,259
Sales and maturities                                                 12,406,088    1,985,340    6,967,048
=========================================================================================================
                                                              NORTH       NORTH        NORTH        NORTH
                                                           CAROLINA    CAROLINA     CAROLINA     CAROLINA
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NNC)       (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Purchases                                               $21,893,012  $2,202,572   $7,961,580   $2,353,966
Sales and maturities                                     24,326,302   1,897,817    7,139,994    1,564,364
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2006, the cost of investments was as follows:

                                                                        GEORGIA      GEORGIA      GEORGIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPG)        (NZX)        (NKG)
---------------------------------------------------------------------------------------------------------
Cost of investments                                                 $79,118,925  $42,000,756  $95,253,869
=========================================================================================================
                                                             NORTH        NORTH        NORTH        NORTH
                                                          CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                           PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NNC)        (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Cost of investments                                   $130,902,380  $48,377,305  $80,135,885  $81,887,920
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2006, were as follows:

                                                                        GEORGIA      GEORGIA      GEORGIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPG)        (NZX)        (NKG)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $3,116,220   $1,405,661   $2,039,063
   Depreciation                                                        (173,693)    (204,144)    (615,810)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                                     $2,942,527   $1,201,517   $1,423,253
=========================================================================================================
                                                             NORTH        NORTH        NORTH        NORTH
                                                          CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                           PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NNC)        (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $3,483,680   $1,472,629   $2,205,545   $1,697,731
   Depreciation                                           (298,971)     (42,213)     (94,847)    (141,476)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                        $3,184,709   $1,430,416   $2,110,698   $1,556,255
=========================================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2006, were as follows:

                                                                        GEORGIA      GEORGIA      GEORGIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPG)        (NZX)        (NKG)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                  $317,681     $247,991      $26,687
Undistributed net ordinary income **                                         --           --           --
Undistributed net long-term capital gains                                   215           --           --
=========================================================================================================

                                                             NORTH        NORTH        NORTH        NORTH
                                                          CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                           PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NNC)        (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                     $434,758     $270,616     $154,672     $104,660
Undistributed net ordinary income **                            --           --           --           --
Undistributed net long-term capital gains                       --           --       61,048           --
=========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2006, paid on June 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2006 and May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                        GEORGIA      GEORGIA      GEORGIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
2006                                                                      (NPG)        (NZX)        (NKG)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $3,641,791   $2,072,610   $4,067,314
Distributions from net ordinary income **                                 3,242           --           --
Distributions from net long-term capital gains ***                      280,565           --           --
=========================================================================================================
                                                              NORTH       NORTH        NORTH        NORTH
                                                           CAROLINA    CAROLINA     CAROLINA     CAROLINA
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2006                                                          (NNC)       (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $6,057,580  $2,388,973   $3,738,500   $3,554,484
Distributions from net ordinary income **                    24,591          --      123,149           --
Distributions from net long-term capital gains ***        1,146,601          --      400,823           --
=========================================================================================================
                                                                        GEORGIA      GEORGIA      GEORGIA
                                                                        PREMIUM    DIVIDEND      DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
2005                                                                      (NPG)        (NZX)        (NKG)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $3,753,153   $1,919,401   $4,087,495
Distributions from net ordinary income **                                19,521           --           --
Distributions from net long-term capital gains                               --       17,247           --
=========================================================================================================
                                                              NORTH       NORTH        NORTH        NORTH
                                                           CAROLINA    CAROLINA     CAROLINA     CAROLINA
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2005                                                          (NNC)       (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $6,287,760  $2,264,563   $3,616,451   $3,544,530
Distributions from net ordinary income **                        --          --           --           --
Distributions from net long-term capital gains                   --          --      278,995           --
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2006.

At May 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                       NORTH        NORTH
                                                           GEORGIA      GEORGIA     CAROLINA     CAROLINA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                                         ADVANTAGE  ADVANTAGE 2    ADVANTAGE  ADVANTAGE 3
                                                             (NZX)        (NKG)        (NRB)        (NII)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2012                                                   $     --     $138,103       $   --     $339,128
   2013                                                     52,813      177,608        7,645       36,008
   2014                                                    113,539      287,093           --      474,910
---------------------------------------------------------------------------------------------------------
Total                                                     $166,352     $602,804       $7,645     $850,046
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The following Funds elected to defer net realized losses from investments incurred from November 1, 2005 through May 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the following tax year:

                                                                                       NORTH        NORTH
                                               GEORGIA      GEORGIA      GEORGIA    CAROLINA     CAROLINA
                                               PREMIUM     DIVIDEND     DIVIDEND     PREMIUM     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2      INCOME  ADVANTAGE 3
                                                 (NPG)        (NZX)        (NKG)       (NNC)        (NII)
---------------------------------------------------------------------------------------------------------
                                               $66,877      $86,710    $186,814      $21,552      $10,007
=========================================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            GEORGIA PREMIUM INCOME (NPG)
(INCLUDING NET ASSETS                        NORTH CAROLINA PREMIUM INCOME (NNC)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                GEORGIA DIVIDEND ADVANTAGE (NZX)
                                              GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                         NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
AVERAGE DAILY NET ASSETS               NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
(INCLUDING NET ASSETS                  NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of their Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (continued)



For the first ten years of Georgia Dividend Advantage's (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%               2007                          .25%
2002                       .30                2008                          .20
2003                       .30                2009                          .15
2004                       .30                2010                          .10
2005                       .30                2011                          .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Georgia Dividend Advantage 2's (NKG) and North Carolina Dividend Advantage 3's (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%               2007                          .32%
2003                       .32                2008                          .24
2004                       .32                2009                          .16
2005                       .32                2010                          .08
2006                       .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of North Carolina Dividend Advantage's (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
JANUARY 31,                                   JANUARY 31,
--------------------------------------------------------------------------------
2001*                      .30%               2007                          .25%
2002                       .30                2008                          .20
2003                       .30                2009                          .15
2004                       .30                2010                          .10
2005                       .30                2011                          .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of North Carolina Dividend Advantage 2's (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
NOVEMBER 30,                                  NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%               2007                          .25%
2002                       .30                2008                          .20
2003                       .30                2009                          .15
2004                       .30                2010                          .10
2005                       .30                2011                          .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2
(NNO) for any portion of its fees and expenses beyond November 30, 2011.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 3, 2006, to shareholders of record on June 15, 2006, as follows:

                                                              NORTH       NORTH        NORTH        NORTH
                      GEORGIA     GEORGIA      GEORGIA     CAROLINA    CAROLINA     CAROLINA     CAROLINA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                        (NPG)       (NZX)        (NKG)        (NNC)       (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Dividend per share     $.0585      $.0660       $.0515       $.0575      $.0665       $.0615       $.0545
=========================================================================================================

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                               Less Distributions
                              ----------------------------------------------------------------  ---------------------------------
                                                        Distributions   Distributions
                                                             from Net            from                  Net
                   Beginning                               Investment         Capital           Investment    Capital
                      Common                      Net       Income to        Gains to            Income to   Gains to
                       Share         Net    Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment   Unrealized          Share-          Share-               Share-     Share-
                       Value      Income   Gain (Loss)        holders+        holders+   Total     holders    holders      Total
=================================================================================================================================
GEORGIA PREMIUM
INCOME (NPG)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                  $15.19       $ .87       $ (.48)          $(.17)          $(.01)   $ .21       $(.78)     $(.07)     $(.85)
2005                   14.42         .92          .84            (.09)             --     1.67        (.90)        --       (.90)
2004                   15.36         .97         (.96)           (.05)             --     (.04)       (.90)        --       (.90)
2003                   14.31         .96         1.02            (.07)             --     1.91        (.86)        --       (.86)
2002                   14.15        1.02          .11            (.12)             --     1.01        (.85)        --       (.85)

GEORGIA DIVIDEND
ADVANTAGE (NZX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   15.30         .94         (.47)           (.19)             --      .28        (.87)        --       (.87)
2005                   14.47         .96          .85            (.10)             --     1.71        (.88)      (.01)      (.89)
2004                   15.62         .97        (1.18)           (.06)             --     (.27)       (.87)      (.01)      (.88)
2003                   14.00         .96         1.65            (.06)           (.02)    2.53        (.81)      (.13)      (.94)
2002(a)                14.33         .58         (.19)           (.06)             --      .33        (.47)        --       (.47)

GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   14.71         .88         (.45)           (.19)             --      .24        (.70)        --       (.70)
2005                   13.79         .87          .94            (.11)             --     1.70        (.78)        --       (.78)
2004                   15.01         .88        (1.23)           (.05)             --     (.40)       (.80)      (.02)      (.82)
2003(b)                14.33         .47          .92            (.04)             --     1.35        (.47)        --       (.47)
=================================================================================================================================
                                                                        Total Returns
                                                                    ---------------------
                                                                                  Based
                            Offering                                                 on
                           Costs and       Ending                                Common
                           Preferred       Common                    Based        Share
                               Share        Share      Ending           on          Net
                        Underwriting    Net Asset      Market       Market        Asset
                           Discounts        Value       Value        Value**      Value**
=========================================================================================
GEORGIA PREMIUM
INCOME (NPG)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2006                            $ --       $14.55      $15.16        (4.12)%       1.42%
2005                              --        15.19       16.70        15.46        11.88
2004                              --        14.42       15.30        (4.56)        (.23)
2003                              --        15.36       16.95        12.92        13.78
2002                              --        14.31       15.83         8.98         7.32

GEORGIA DIVIDEND
ADVANTAGE (NZX)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2006                              --        14.71       15.50         2.91         1.87
2005                             .01        15.30       15.89        20.74        12.10
2004                              --        14.47       13.95        (5.15)       (1.73)
2003                             .03        15.62       15.59        12.56        18.82
2002(a)                         (.19)       14.00       14.74         1.42         1.02

GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2006                              --        14.25       13.26        (1.61)        1.68
2005                              --        14.71       14.18        13.61        12.61
2004                              --        13.79       13.20        (6.57)       (2.67)
2003(b)                         (.20)       15.01       14.98         3.16         8.22
=========================================================================================
                                                           Ratios/Supplemental Data
                          --------------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement     After Credit/Reimbursement***
                                          -----------------------------   ------------------------------
                                                         Ratio of Net                     Ratio of Net
                                            Ratio of       Investment       Ratio of        Investment
                               Ending       Expenses        Income to       Expenses         Income to
                                  Net     to Average          Average     to Average           Average
                               Assets     Net Assets       Net Assets     Net Assets        Net Assets
                           Applicable     Applicable       Applicable     Applicable        Applicable      Portfolio
                            to Common      to Common        to Common      to Common         to Common       Turnover
                          Shares (000)        Shares++         Shares++       Shares++          Shares++         Rate
======================================================================================================================
GEORGIA PREMIUM
INCOME (NPG)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                          $55,318           1.25%            5.87%          1.22%             5.90%            15%
2005                           57,687           1.25             6.15           1.23              6.17             18
2004                           54,607           1.23             6.54           1.22              6.55             12
2003                           58,050           1.29             6.53           1.26              6.55             22
2002                           53,909           1.37             7.12           1.35              7.13             37

GEORGIA DIVIDEND
ADVANTAGE (NZX)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                           28,912           1.31             5.82            .85              6.28              5
2005                           30,007           1.27             5.93            .80              6.39             12
2004                           28,348           1.27             6.03            .81              6.49              5
2003                           30,576           1.31             6.00            .83              6.49             48
2002(a)                        27,381           1.37*            5.70*           .92*             6.16*            60

GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                           64,901           1.24             5.63            .75              6.12              7
2005                           66,974           1.23             5.58            .74              6.07              5
2004                           62,810           1.22             5.63            .73              6.12             12
2003(b)                        68,325           1.16*            4.36*           .69*             4.84*            17
======================================================================================================================
                                  Preferred Shares at End of Period
                             -------------------------------------------
                               Aggregate       Liquidation
                                  Amount         and Market        Asset
                             Outstanding              Value     Coverage
                                    (000)         Per Share    Per Share
=========================================================================
GEORGIA PREMIUM
INCOME (NPG)
-------------------------------------------------------------------------
Year Ended 5/31:
2006                             $27,800            $25,000      $74,747
2005                              27,800             25,000       76,877
2004                              27,800             25,000       74,107
2003                              27,800             25,000       77,203
2002                              27,800             25,000       73,480

GEORGIA DIVIDEND
ADVANTAGE (NZX)
-------------------------------------------------------------------------
Year Ended 5/31:
2006                              15,000             25,000       73,187
2005                              15,000             25,000       75,012
2004                              15,000             25,000       72,247
2003                              15,000             25,000       75,961
2002(a)                           15,000             25,000       70,636

GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
-------------------------------------------------------------------------
Year Ended 5/31:
2006                              33,000             25,000       74,168
2005                              33,000             25,000       75,738
2004                              33,000             25,000       72,583
2003(b)                           33,000             25,000       76,761
=========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2001 (commencement of operations) through May 31, 2002.
(b) For the period September 25, 2002 (commencement of operations) through May 31, 2003.


                                 See accompanying notes to financial statements.

                                  62-63 spread

                        FINANCIAL HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:
                                                   Investment Operations                               Less Distributions
                              ----------------------------------------------------------------  ---------------------------------
                                                        Distributions   Distributions
                                                             from Net            from                  Net
                   Beginning                               Investment         Capital           Investment    Capital
                      Common                      Net       Income to        Gains to            Income to   Gains to
                       Share         Net    Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment   Unrealized          Share-          Share-               Share-     Share-
                       Value      Income   Gain (Loss)        holders+        holders+   Total     holders    holders      Total
=================================================================================================================================
NORTH CAROLINA PREMIUM
INCOME (NNC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                  $15.16       $ .88       $ (.57)         $(.16)           $(.02)   $ .13       $(.79)     $(.16)     $(.95)
2005                   14.55         .91          .70           (.11)              --     1.50        (.89)        --       (.89)
2004                   15.50         .95         (.95)          (.06)              --     (.06)       (.89)        --       (.89)
2003                   14.18         .98         1.27           (.07)              --     2.18        (.86)        --       (.86)
2002                   13.94        1.02          .15           (.13)              --     1.04        (.80)        --       (.80)

NORTH CAROLINA DIVIDEND
ADVANTAGE (NRB)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   15.46         .94         (.48)          (.17)              --      .29        (.88)        --       (.88)
2005                   14.72         .97          .78           (.09)              --     1.66        (.92)        --       (.92)
2004                   15.87         .98        (1.10)          (.05)              --     (.17)       (.91)      (.07)      (.98)
2003                   14.39        1.00         1.54           (.06)            (.02)    2.46        (.86)      (.13)      (.99)
2002                   13.90        1.06          .38           (.13)              --     1.31        (.82)        --       (.82)

NORTH CAROLINA DIVIDEND
ADVANTAGE 2 (NNO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   15.55         .92         (.60)          (.17)            (.01)     .14        (.82)      (.12)      (.94)
2005                   14.81         .94          .83           (.10)              --     1.67        (.86)      (.07)      (.93)
2004                   15.98         .94        (1.17)          (.06)              --     (.29)       (.85)      (.03)      (.88)
2003                   14.30         .94         1.78           (.07)            (.02)    2.63        (.82)      (.13)      (.95)
2002(a)                14.33         .38          .11           (.04)              --      .45        (.34)        --       (.34)

NORTH CAROLINA DIVIDEND
ADVANTAGE 3 (NII)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                   14.78         .88         (.50)          (.18)              --      .20        (.72)        --       (.72)
2005                   13.89         .89          .91           (.11)              --     1.69        (.80)        --       (.80)
2004                   14.96         .90        (1.09)          (.07)              --     (.26)       (.80)      (.01)      (.81)
2003(b)                14.33         .49          .87           (.05)              --     1.31        (.47)        --       (.47)
=================================================================================================================================
                                                                             Total Returns
                                                                         ---------------------
                                                                                       Based
                                 Offering                                                 on
                                Costs and       Ending                                Common
                                Preferred       Common                    Based        Share
                                    Share        Share      Ending           on          Net
                             Underwriting    Net Asset      Market       Market        Asset
                                Discounts        Value       Value        Value**      Value**
==============================================================================================
NORTH CAROLINA PREMIUM
INCOME (NNC)
----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                 $ --       $14.34      $15.09        (6.84)%        .87%
2005                                   --        15.16       17.20        17.79        10.52
2004                                   --        14.55       15.40        (4.08)        (.40)
2003                                   --        15.50       16.95        10.27        15.80
2002                                   --        14.18       16.21        15.44         7.62

NORTH CAROLINA DIVIDEND
ADVANTAGE (NRB)
----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                   --        14.87       17.70         8.03         1.93
2005                                   --        15.46       17.25        21.19        11.53
2004                                   --        14.72       15.05        (2.76)       (1.08)
2003                                  .01        15.87       16.45        13.52        17.75
2002                                   --        14.39       15.44         7.54         9.58

NORTH CAROLINA DIVIDEND
ADVANTAGE 2 (NNO)
----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                   --        14.75       15.28         (.18)         .97
2005                                   --        15.55       16.25        16.46        11.56
2004                                   --        14.81       14.80        (1.94)       (1.83)
2003                                   --        15.98       15.97        14.10        18.98
2002(a)                              (.14)       14.30       14.90         1.64         2.22

NORTH CAROLINA DIVIDEND
ADVANTAGE 3 (NII)
----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                   --        14.26       14.42        (1.59)        1.41
2005                                   --        14.78       15.40        18.78        12.39
2004                                   --        13.89       13.68        (4.93)       (1.75)
2003(b)                              (.21)       14.96       15.20         4.56         7.86
==============================================================================================
                                                                 Ratios/Supplemental Data
                                --------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement     After Credit/Reimbursement***
                                                -----------------------------   ------------------------------
                                                               Ratio of Net                     Ratio of Net
                                                  Ratio of       Investment       Ratio of        Investment
                                     Ending       Expenses        Income to       Expenses         Income to
                                        Net     to Average          Average     to Average           Average
                                     Assets     Net Assets       Net Assets     Net Assets        Net Assets
                                 Applicable     Applicable       Applicable     Applicable        Applicable      Portfolio
                                  to Common      to Common        to Common      to Common         to Common       Turnover
                                Shares (000)        Shares++         Shares++       Shares++          Shares++         Rate
============================================================================================================================
NORTH CAROLINA PREMIUM
INCOME (NNC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                $91,033           1.25%            5.98%          1.24%             5.99%            16%
2005                                 96,008           1.23             6.09           1.22              6.10             19
2004                                 91,941           1.23             6.35           1.22              6.36             20
2003                                 97,785           1.27             6.60           1.25              6.62             16
2002                                 89,286           1.33             7.17           1.32              7.18             22

NORTH CAROLINA DIVIDEND
ADVANTAGE (NRB)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                 33,537           1.29             5.79            .84              6.24              4
2005                                 34,820           1.27             5.90            .81              6.35             11
2004                                 33,110           1.24             5.96            .78              6.42             15
2003                                 35,591           1.30             6.16            .83              6.62             39
2002                                 32,148           1.44             6.86            .90              7.40             37

NORTH CAROLINA DIVIDEND
ADVANTAGE 2 (NNO)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                 55,251           1.24             5.62            .77              6.09              9
2005                                 58,155           1.23             5.64            .77              6.10             26
2004                                 55,311           1.22             5.71            .77              6.16             13
2003                                 59,642           1.24             5.80            .76              6.27             22
2002(a)                              53,383           1.19*            4.70*           .74*             5.15*            43

NORTH CAROLINA DIVIDEND
ADVANTAGE 3 (NII)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                                 56,049           1.23             5.58            .75              6.07              2
2005                                 58,035           1.24             5.65            .76              6.14              8
2004                                 54,482           1.22             5.75            .73              6.23             14
2003(b)                              58,653           1.18*            4.61*           .71*             5.08*             3
============================================================================================================================
                                      Preferred Shares at End of Period
                                 -------------------------------------------
                                   Aggregate       Liquidation
                                      Amount         and Market        Asset
                                 Outstanding              Value     Coverage
                                        (000)         Per Share    Per Share
=============================================================================
NORTH CAROLINA PREMIUM
INCOME (NNC)
-----------------------------------------------------------------------------
Year Ended 5/31:
2006                                 $46,800            $25,000      $73,629
2005                                  46,800             25,000       76,286
2004                                  46,800             25,000       74,114
2003                                  46,800             25,000       77,236
2002                                  46,800             25,000       72,695

NORTH CAROLINA DIVIDEND
ADVANTAGE (NRB)
-----------------------------------------------------------------------------
Year Ended 5/31:
2006                                  17,000             25,000       74,319
2005                                  17,000             25,000       76,205
2004                                  17,000             25,000       73,692
2003                                  17,000             25,000       77,340
2002                                  17,000             25,000       72,277

NORTH CAROLINA DIVIDEND
ADVANTAGE 2 (NNO)
-----------------------------------------------------------------------------
Year Ended 5/31:
2006                                  28,000             25,000       74,332
2005                                  28,000             25,000       76,924
2004                                  28,000             25,000       74,385
2003                                  28,000             25,000       78,252
2002(a)                               28,000             25,000       72,664

NORTH CAROLINA DIVIDEND
ADVANTAGE 3 (NII)
-----------------------------------------------------------------------------
Year Ended 5/31:
2006                                  28,000             25,000       75,044
2005                                  28,000             25,000       76,817
2004                                  28,000             25,000       73,644
2003(b)                               28,000             25,000       77,369
=============================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period November 15, 2001 (commencement of operations) through May 31, 2002.
(b) For the period September 25, 2002 (commencement of operations) through May 31, 2003.

                                 See accompanying notes to financial statements.


                                  64-65 spread

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             166
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606              Member                     of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           166
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  166
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       166
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           166
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at
                                                          Georgetown University; Director (since 2004) of Xerox
                                                          Corporation; Director, SS&C Technologies, Inc. (May 2005 -
                                                          October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              164
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       66

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             166
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     166
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member      2005     Senior Vice President for Business and Finance,                       166
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               166
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Chartered Financial Analyst.


                                       67

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               166
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 166
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               166
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             166
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  166
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           166
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           166
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       68

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         166
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         166
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    166
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               166
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             166
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002) and Symphony Asset
                                                          Management LLC (since 2003).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").


THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any;

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and per-sonnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as the California Select Tax-Free Fund, California Municipal Value Fund, New York Select Tax Free Fund and New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

          1.   FEES AND EXPENSES

          In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



          may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain Funds launched since
          1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

          The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF FUND ADVISERS

          In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.


Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                o Share prices
                                o Fund details
           Learn more           o Daily financial news
about Nuveen Funds at           o Investor education
   WWW.NUVEEN.COM/CEF           o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-C-0506D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                  Nuveen Georgia Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                           AUDIT FEES BILLED      AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                             TO FUND(1)           BILLED TO FUND(2)         BILLED TO FUND(3)   BILLED TO FUND(4)
----------------------------------------------------------------------------------------------------------------------------------
May 31, 2006                                       $ 8,130                       $ 0                    $ 403         $ 2,850
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                     0%                        0%                       0%              0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------
May 31, 2005                                       $ 7,649                       $ 0                    $ 406         $ 2,650
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                     0%                        0%                       0%              0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".



                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                         AUDIT-RELATED FEES      TAX FEES BILLED TO          ALL OTHER FEES
                                         BILLED TO ADVISER AND        ADVISER AND           BILLED TO ADVISER
                                            AFFILIATED FUND         AFFILIATED FUND        AND AFFILIATED FUND
                                           SERVICE PROVIDERS       SERVICE PROVIDERS(1)     SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------
May 31, 2006                                           $ 0                   $ 2,200                      $ 0
------------------------------------------------------------------------------------------------------------------
Percentage approved                                     0%                        0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------
May 31, 2005                                           $ 0                   $ 2,200                      $ 0
------------------------------------------------------------------------------------------------------------------
Percentage approved                                     0%                        0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.



                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                 BILLED TO ADVISER AND
                                                                AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                         TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                            BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
----------------------------------------------------------------------------------------------------------------------------------
May 31, 2006                                       $ 3,253                   $ 2,200                      $ 0         $ 5,453
May 31, 2005                                       $ 3,056                   $ 2,200                      $ 0         $ 5,256

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax
Fees" billed to Adviser in their respective amounts from the previous table.



Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER


The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                  FUND
Cathryn Steeves       Nuveen Georgia Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                  TYPE OF ACCOUNT         NUMBER OF
PORTFOLIO MANAGER                    MANAGED              ACCOUNTS      ASSETS*
-------------------------------------------------------------------------------------
Cathryn Steeves       Registered Investment Company           67      $13.249 billion
                      Other Pooled Investment Vehicles        0       $0
                      Other Accounts                          0       $0

* Assets are as of May 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 46.875 securities with an aggregate current market value of $868 billion.

Base salary. Portfolio managers are paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Portfolio managers are also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Portfolio managers are eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. The portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the May 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR RANGE OF
                                                                                           DOLLAR        EQUITY
                                                                                           RANGE OF      SECURITIES
                                                                                           EQUITY        BENEFICIALLY
                                                                                           SECURITIES    OWNED IN
                                                                                           BENEFICIALLY  THE REMAINDER
                                                                                           OWNED IN      OF NUVEEN
                                                                                           FUND          FUNDS MANAGED
                                                                                                         BY NAM'S
                                                                                                         MUNICIPAL
                                                                                                         INVESTMENT
NAME OF PORTFOLIO MANAGER  FUND                                                                          TEAM
------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen Georgia Premium Income Municipal Fund                     $0           $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 68 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Georgia Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: August 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.